UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2008

Date of reporting period:	June 30, 2008

Item 1:   Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2008

Date of reporting period:	June 30, 2008

Item 1:   Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2008

Date of reporting period:	June 30, 2008

Item 1:   Reports to Stockholders.

Sit Mutual Funds

Stock Funds
Annual Report

One Year Ended June 30, 2008

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds
One Year Ended June 30, 2008

President’s Letter

Dear Fellow Shareholders:

          Equity prices declined over the past twelve months, reflecting a weak housing market, credit losses in the finance sector and a sharp rise in oil prices. While it may take time for these issues to be resolved, we believe that market volatility has created opportunities for long-term investors.

Economic Overview
          The U.S. economy continues to defy many economists’ expectations for a recession thus far in 2008. First quarter real Gross Domestic Product (GDP) growth was +1.0%, and we estimate a similar rate of growth for the second quarter. While these figures are hardly spectacular, the fact that the economy is still growing despite the headwinds in recent months is quite impressive. The U.S. consumer, which accounts for over two-thirds of GDP, has been confronted with a dramatic rise in food and energy costs, tightening credit conditions, six consecutive months of declining payrolls and falling home prices. And while consumer spending growth has decelerated in recent quarters, it has remained positive, lately bolstered by $120 billion in federal tax rebates. An important contributing economic growth driver has been the export sector, which has been aided by a weak dollar that makes U.S. goods less expensive overseas. Export growth has clearly supported the manufacturing sector (outside of autos), with most indicators of the industrial economy (e.g., The Institute for Supply Management) remaining relatively stable in recent months. Based on our expectation that the factors depressing economic growth are likely to linger — at least over the balance of the year — we believe GDP growth will remain subdued at around the +1% level for the final two quarters of 2008.
          Inflation, as measured by the headline Consumer Price Index (CPI), increased at a year-over-year rate of +5.0% in July, while the core rate, which excludes food and energy, rose +2.4%. Although the headline rate will likely remain somewhat elevated (above 4.0%) during the second half of the year, we believe investor concerns over an acceleration in inflation are overblown. First, much of the increase in inflation statistics is due to the dramatic increase in en-
ergy costs, but we believe further outsized gains are unlikely in the face of moderating global economic growth. Second, wages are important to inflation expectations, but an increase in labor costs appears very unlikely due to the uptick in the unemployment rate that has occurred in recent months. In short, we believe the prospect for stable to moderating inflation readings later in 2008 should allow the Federal Reserve to hold rates steady for the foreseeable future.
          Along with oil prices, developments in the financial sector will be central to the economy and investor psychology in the months ahead. The global financial sector has absorbed over $400 billion in losses and write-downs over the past several quarters, and an improvement in credit trends (including housing) does not appear imminent. However, the sector has been able to raise significant capital, and we believe the bulk of the large write-downs has already occurred. In addition, the Federal Reserve has taken many “non-traditional” steps to respond to the financial crises in recent months, including playing an instrumental role in JP Morgan’s takeover of Bear Stearns and ongoing efforts to ensure liquidity and solvency of two Government Sponsored Entities (GSE’s), Freddie Mac and Fannie Mae. We believe that these actions, along with the significant reductions in the federal funds rate, will serve to restore confidence in the U.S. financial markets in the second half of 2008.
          While economic growth trends outside the U.S. have generally remained strong, it appears that the domestic financial crisis, along with rising commodity prices and inflation, is taking its toll on growth overseas. Within Europe, GDP growth will likely be less than +2.0%, as inflationary pressures, along with weakening housing and consumer trends, take hold. Asia, outside of Japan, continues to be a key growth driver for the global economy. We expect Asia ex-Japan to grow +8.0% in 2008, largely driven by China’s +9.0% growth. Even this robust rate of growth, however, represents a slowdown from the 10%+ growth rates in recent years.

Equity Strategy
          After several years of rising equity prices and surging economic growth around the world, markets have corrected over the past twelve months, as investors were faced with a number of significant risks. We believe, however, that none of these challenges are insurmountable, and prospects for stocks will brighten as the year progresses.
          As of early July, both the Dow Jones Industrial Average and the S&P 500 Index reached the “bear market” threshold, declining by over -20% from their peaks in October, 2007. Declines of this magnitude happen for a reason, of course, but we do not envision an intensification of the two central issues, namely, rising oil prices and the financial/ housing crisis, confronting investors in recent months. As discussed, we believe the worst is largely over for the financial sector and the Federal Reserve actions, along with efforts to raise capital, will restore some stability later in the year. In addition, many financial stocks, including household names like Citigroup, Fannie Mae and Merrill Lynch, have fallen more than -50% over the past twelve months, as credit issues and dilutive capital raising activities have sent their share prices lower. While we do not envision a dramatic upturn for the sector in the near term, depressed valuations and lowered expectations suggest that “shocks” within the financial sector will not impact equity markets to the same degree in future months.
          In terms of oil prices, despite our longer-term view that supply/demand imbalances will lead to higher prices, we believe a near-term correction is likely. There is much debate as to how much the recent move in prices can be ascribed to speculation versus real supply/demand dynamics. It seems most likely that the answer is some combination of both. While supply is more difficult to gauge, it is clear that the price has reached a level where a significant amount of demand destruction is beginning to occur. U.S. vehicle miles traveled, for example, recently declined on a year-over-year basis for the first time since the oil shock of 1979-1980.
          Importantly, outside of the financial sector, corporate earnings have held up surprisingly well, particularly for companies with international exposure. The capital goods sector is benefiting from strength in exports and sustained global infrastructure investing, while energy sector profits have been driven by high commodity prices and capital spending in the group. The health care sector continues to generate above-average growth, particularly outside of the larger pharmaceutical companies. Finally, while many investors have feared a technology spending collapse similar to the 2001-2002 downturn, there has been only a modest deceleration, and most tech companies continue to produce double-digit earnings growth. It is important to note that, unlike the last tech downturn, business spending on technology has grown at only a modest pace over the past few years. Therefore, there is no “bubble” in spending to reverse this time around, and companies continue to strive to improve productivity through technology spending. We believe that growth prospects will generally remain resilient in these areas, and these sectors remain heavily-weighted within the Funds.
          While the slowdown in the U.S. is spreading to international markets, we continue to see attractive long-term opportunities, particularly in Asia (excluding Japan). Although valuations have become more attractive in Europe, the economic slowdown is just beginning there, and we believe consensus earnings estimates will likely be revised lower in the months ahead. We have recently increased the allocation to Canada and Latin America based on the attractiveness of natural resources (i.e., basic materials, energy, agriculture) in those regions.

With best wishes,

Roger J. Sit
President, Chief Executive Officer and
Global Chief Investment Officer

Sit Mutual Funds
One Year Ended June 30, 2008

Performance Summary and Stock Funds Market Review

           Domestic equity returns were negative over the past twelve months, as every major index we monitor posted a decline during the period.
           In terms of capitalization, smaller cap stocks generally underperformed over the past year. For example, the Russell 2000 Index return of -16.2% lagged the -13.1% return for the S&P 500 Index. However, the S&P 500 was outpaced by the Russell Mid Cap Index, which fell -11.2% over the period. From a style perspective, growth stocks handily outperformed value stocks over the past twelve months. The Russell 1000 Growth Index (-6.0% one-year return) outpaced the Russell 1000 Value Index (-18.8%), while the Russell 2000 Growth Index (-10.8%) beat the Russell 2000 Value Index (-21.6%). The poorly-performing finance sector was responsible for underperformance of the value style.
           Very few economic sectors performed well over the past twelve months. For example, within the S&P 500 Index, there were only six sectors (out of eighteen) that posted positive returns. Of these groups, only industrial services (estimated +35% twelve-month return) and energy (+22%) posted double-digit gains. The worst-performing sector was the finance sector, falling -42% over the past year. In addition, most sectors directly linked to consumer spending, including consumer durables, consumer services and retail trade, also lagged the market over the period. Technology stocks generally performed in line with the rest of the market. For example, the technology-laden NASDAQ OTC Composite fell -11.9% over the period, beating the S&P 500 Index by just over 100 basis points.
           Equity market indices outside the U. S. generally did not fare much better over the past year, as all regional components of the MSCI Index declined during the period. Returns for domestic investors were aided by a drop in the value of the U.S. dollar against most major currencies. The broadest measure of global equity performance, the MSCI World Index, fell -10.7% over the twelve-month period. The MSCI Europe Index decreased -11.3%. While Asian stocks also posted losses over the past year, the MSCI Pacific Index (excluding Japan) fell only -1.8%. However, the overall MSCI Pacific Index lost -9.0%, as the heavily-weighted Japan component fell -12.0% over the period.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	-0.27%
S&P 500 Index	-2.73
Lehman Aggregate Bond Index	-1.02
Dividend Growth Class I SDVGX	-0.32
S&P 500 Index	-2.73
Dividend Growth Class S SDVSX	-0.43
S&P 500 Index	-2.73
Large Cap Growth SNIGX	2.00
Russell 1000® Growth Index(1)	1.25
Mid Cap Growth(2) NBNGX	5.33
Russell Midcap® Growth Index(3)	4.65
International Growth(4) SNGRX	2.01
MSCI EAFE Growth Index(5)	0.02
Small Cap Growth(2) SSMGX	7.87
Russell 2000® Growth Index(6)	4.47
Developing Markets Growth(4) SDMGX	2.53
MSCI Emerging Markets Index(6)	-1.58

*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)	Figures assume an inception date of 9/2/82.
(2)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(3)	Russell Midcap Growth® Index inception 12/31/85.
(4)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(5)	Figures assume an inception date of 10/31/91.
(6)	Figures assume an inception date of 6/30/94.

	AVERAGE ANNUAL RETURNS FOR PERIODS ENDED JUNE 30, 2008

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
-5.61%	-1.72%	5.98%	7.52%	3.03%	7.16%	12/31/93
-11.92	-13.12	4.41	7.58	2.88	9.18
1.13	7.12	4.09	3.85	5.68	6.10
-6.15	-3.06	10.05	—	—	9.76	12/31/03
-11.92	-13.12	4.41	—	—	5.11
-6.26	-3.27	—	—	—	7.38	3/31/06
-11.92	-13.12	—	—	—	1.43
-5.61	-1.03	8.62	10.38	1.20	10.70	9/2/82
-9.06	-5.95	5.91	7.32	0.96	11.28
-7.95	-2.63	10.69	13.67	4.24	13.20	9/2/82
-6.81	-6.42	8.19	12.32	5.64	—
-8.15	-3.82	13.99	14.43	1.12	5.69	11/1/91
-8.14	-4.44	14.68	16.26	4.11	5.21
-9.13	-6.73	10.51	11.59	8.52	12.28	7/1/94
-8.93	-10.83	6.08	10.37	2.80	6.71
-11.24	5.26	26.74	26.77	11.38	7.29	7/1/94
-12.72	2.59	24.37	26.72	12.64	6.02

Sit Mutual Funds
Total Returns by Calendar Year

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1998	1999	2000	2001
Balanced	21.30%	20.15%	-4.80%	-12.99%
S&P 500 Index	28.58	21.04	-9.11	-11.88
Lehman Aggregate Bond Index	8.69	-0.82	11.63	8.44

Dividend Growth Class I(1)	—	—	—	—
S&P 500 Index	—	—	—	—

Dividend Growth Class S(1)	—	—	—	—
S&P 500 Index	—	—	—	—

Large Cap Growth(2)	30.56	33.41	-13.84	-27.70
Russell 1000® Growth Index	38.72	33.16	-22.43	-20.42

Mid Cap Growth(3) (5)	6.84	70.65	-4.35	-33.39
Russell Midcap® Growth Index	17.87	51.29	-11.75	-20.15

International Growth(4)	18.95	50.77	-26.66	-33.26
MSCI EAFE Growth Index	22.21	29.46	-24.51	-24.58

Small Cap Growth(3)	1.97	108.63	6.25	-28.19
Russell 2000® Growth Index	1.24	43.10	-22.44	-9.24

Developing Markets Growth(4)	-24.93	82.50	-30.18	-12.01
MSCI Emerging Markets Index	-27.52	63.70	-31.80	-4.91

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1)

The Dividend Growth Fund offers its shares in two classes: Class I shares and Class S shares, which have been offered since 12/31/03 and 3/31/06, respectively. The annual returns shown for the Class I shares are substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee that is charged to Class S shares.

	2002	2003	2004	2005	2006	2007	YTD 2008
Balanced	-18.59%	19.20%	9.22%	7.51%	7.88%	10.52%	-5.61%
S&P 500 Index	-22.10	28.68	10.88	4.91	15.80	5.50	-11.92
Lehman Aggregate Bond Index	10.25	4.10	4.34	2.43	4.33	6.97	1.13

Dividend Growth Class I(1)	—	—	10.91	9.41	18.29	12.89	-6.15
S&P 500 Index	—	—	10.88	4.91	15.80	5.50	-11.92

Dividend Growth Class S(1)	—	—	—	—	11.25	12.56	-6.26
S&P 500 Index	—	—	—	—	11.11	5.50	-11.92

Large Cap Growth(2)	-30.58	26.34	12.79	9.59	9.54	14.14	-5.61
Russell 1000® Growth Index	-27.89	29.76	6.30	5.27	9.08	11.81	-9.06

Mid Cap Growth(3) (5)	-34.64	38.51	17.02	15.27	9.56	18.87	-7.95
Russell Midcap® Growth Index	-27.41	42.71	15.48	12.10	10.65	11.44	-6.81

International Growth(4)	-29.84	28.70	12.97	14.67	18.19	16.08	-8.15
MSCI EAFE Growth Index	-16.02	31.99	16.12	13.28	22.33	16.45	-8.14

Small Cap Growth(3)	-26.22	34.57	6.79	18.52	7.99	20.43	-9.13
Russell 2000® Growth Index	-30.27	48.53	14.31	4.15	13.34	7.05	-8.93

Developing Markets Growth(4)	-18.37	45.96	16.54	33.77	31.59	40.72	-11.24
MSCI Emerging Markets Index	-7.97	51.59	22.45	30.31	29.18	36.48	-12.72

(2)	Pursuant to a Plan of Reorganization on 7/14/00, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(3)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(4)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(5)

Pursuant to a Plan of Reorganization on 10/26/07, the Mid Cap Growth Fund acquired all of the assets of the Science and Technology Growth Fund in exchange for shares of common stock of the Mid Cap Growth Fund.

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2007

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2007. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years

Return Before Taxes	10.5%	10.8%	5.1%
Return After Taxes on Distributions	9.9%	10.2%	4.1%
Return After Taxes on Distributions and Sale of Fund Shares	8.6%	9.1%	3.9%
Lehman Aggregate Bond Index	7.0%	4.4%	6.0%
S&P 500 Index	5.5%	12.8%	5.9%

Sit Dividend Growth Fund - Class I	1 Year	5 Years	Since Inception*

Return Before Taxes	12.9%	n/a	12.8%
Return After Taxes on Distributions	11.6%	n/a	12.1%
Return After Taxes on Distributions and Sale of Fund Shares	10.7%	n/a	10.8%
S&P 500 Index	5.5%	n/a	9.2%

           *Inception date 12/31/03

Sit Dividend Growth Fund - Class S	1 Year	5 Years	Since Inception*

Return Before Taxes	12.6%	n/a	25.2%
Return After Taxes on Distributions	11.3%	n/a	15.3%
Return After Taxes on Distributions and Sale of Fund Shares	10.5%	n/a	11.3%
S&P 500 Index	5.5%	n/a	9.5%

           *Inception date 3/31/06

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	14.1%	14.3%	3.9%
Return After Taxes on Distributions	14.1%	14.3%	3.4%
Return After Taxes on Distributions and Sale of Fund Shares	12.0%	12.6%	3.3%
Russell 1000® Growth Index	11.8%	12.1%	3.8%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	18.9%	19.5%	6.3%
Return After Taxes on Distributions	18.3%	19.4%	5.3%
Return After Taxes on Distributions and Sale of Fund Shares	13.3%	16.7%	4.9%
Russell Mid Cap® Growth Index	11.4%	17.9%	7.6%

Sit International Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	16.1%	18.0%	3.5%
Return After Taxes on Distributions	15.9%	17.9%	3.1%
Return After Taxes on Distributions and Sale of Fund Shares	13.7%	15.9%	2.9%
MSCI EAFE Growth Index	16.5%	19.9%	6.5%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	20.4%	17.2%	10.3%
Return After Taxes on Distributions	20.4%	17.2%	9.8%
Return After Taxes on Distributions and Sale of Fund Shares	17.4%	15.2%	8.9%
Russell 2000® Growth Index	7.1%	16.5%	4.3%

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	40.7%	33.3%	11.2%
Return After Taxes on Distributions	40.5%	33.2%	11.2%
Return After Taxes on Distributions and Sale of Fund Shares	34.6%	30.1%	10.1%
MSCI Emerging Markets Index	36.5%	33.7%	11.7%

Sit Balanced Fund
One Year Ended June 30, 2008

Portfolio Managers: Roger J. Sit, Bryce A. Doty, and John M. Bernstein

          The  Sit  Balanced  Fund’s  twelve-month  return  was -1.72%. The S&P 500 Index return was -13.12% over the period, while the Lehman Aggregate Bond Index gained +7.12%. The Lipper Balanced Fund Index fell -5.6% during the period.
          U.S. equities experienced a sharp correction over the past twelve months due to the combined effects of a weak housing market and surging oil prices. Although these uncertainties plaguing the stock market will not diminish immediately, we believe that equity prices now reflect considerable “bad news” and there are many attractive opportunities for long-term investment. Importantly, outside of the financial sector, corporate earnings have held up surprisingly well, particularly for companies with international exposure. Growth stocks outperformed value and “core” indices over the past year, and we believe this trend will likely continue, based on relative valuations and growth prospects. While the equity portion of the Fund remains overweighted (relative to the S&P500) in traditional growth sectors, such as health care and technology, the Fund remains well-diversified.
          While bonds outperformed stocks over the past year, the weakening credit environment caused significant gyrations within the fixed-income sector. Treasuries have performed particularly well, as the credit crisis resulted in a “flight to quality” bias. We believe, however, that U.S. Treasuries are overbought and that the dislocation in many areas within the fixed-income market has created opportunities for long-term investors. As financial markets stabilize and liquidity conditions improve, perhaps in late 2008, we expect the extraordinary period of risk aversion to subside. In particular, we continue to pursue attractive investment opportunities, including asset-backed securities, that will outperform in a steepening yield curve environment.
          We continue to believe that the stronger return potential lies in equities. Therefore, we think that an above-average allocation to stocks remains appropriate. As of June 30th, the asset allocation of the Fund was 62.1% equities, 35.0% fixed-income, and 2.9% cash.
          Our research staff remains focused on high quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 6/30/08:	$16.32 Per Share
6/30/07:	$16.93 Per Share

Total Net Assets:	$12.9 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index(1)	Lehman Aggregate Bond Index(2)

3 Month**	-0.27%	-2.73%	-1.02%
6 Month**	-5.61	-11.92	1.13
1 Year	-1.72	-13.12	7.12
5 Year	7.52	7.58	3.85
10 Year	3.03	2.88	5.68
Inception	7.16	9.18	6.10
(12/31/93)

CUMULATIVE TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index(1)	Lehman Aggregate Bond Index(2)

1 Year	-1.72%	-13.12%	7.12%
5 Year	43.70	44.12	20.82
10 Year	34.84	32.86	73.82
Inception	172.82	257.48	136.11
(12/31/93)

*As of 6/30/08.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/98 and held until 6/30/08 would have grown to $13,484 in the Fund, $13,286 in the S&P 500 Index or $17,382 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	1.	Southwestern Energy Co.
	2.	Schlumberger, Ltd.
	3.	Monsanto Co.
	4.	Equitable Resources, Inc.
	5.	XTO Energy, Inc.
Bonds	1.	American Strategic, Inc. Portfolio II
	2.	MBIA Insurance Co., 14.00%, 1/15/33
	3.	Procter & Gamble ESOP, 9.36%, 1/1/21
	4.	U.S. Treasury Strip, 8/15/20
	5.	U.S. TIPS, 2.38%, 1/15/27
Total Number of Holdings: 180

Sit Balanced Fund

Portfolio of Investments - June 30, 2008

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Common Stocks (62.1%) (2)
Communications (2.6%)
4,100	AT&T, Inc.	138,129
2,300	Crown Castle Intl. Corp. (3)	89,079
3,200	Verizon Communications, Inc.	113,280

		340,488

Consumer Durables (0.3%)
1,100	Activision, Inc. (3)	37,477

Consumer Non-Durables (4.8%)
2,700	Coca-Cola Company	140,346
1,300	Colgate-Palmolive Co.	89,830
700	NIKE, Inc.	41,727
2,600	PepsiCo, Inc.	165,334
800	Philip Morris International, Inc.	39,512
2,000	The Procter & Gamble Co.	121,620
300	VF Corp.	21,354

		619,723

Consumer Services (2.0%)
2,100	Comcast Corp.	39,837
2,000	International Game Technology	49,960
2,400	McDonald’s Corp.	134,928
3,000	News Corp.	45,120

		269,845

Electronic Technology (6.7%)
1,400	Analog Devices, Inc.	44,478
525	Apple Computer, Inc. (3)	87,906
3,400	Applied Materials, Inc.	64,906
1,000	Broadcom Corp. (3)	27,290
7,400	Cisco Systems, Inc. (3)	172,124
4,000	EMC Corp. (3)	58,760
1,300	Hewlett-Packard Co.	57,473
4,700	Intel Corp.	100,956
700	IBM Corp.	82,971
3,000	Qualcomm, Inc.	133,110
1,400	Texas Instruments, Inc.	39,424

		869,398

Energy Minerals (7.5%)
1,000	Murphy Oil Corp.	98,050
2,000	Occidental Petroleum Corp.	179,720
5,400	Southwestern Energy Co. (3)	257,094
800	Suncor Energy, Inc.	46,496
1,500	Ultra Petroleum Corp. (3)	147,300
900	Valero Energy Corp.	37,062
2,916	XTO Energy, Inc.	199,775

		965,497

Finance (4.7%)
2,100	Bank of New York Mellon Financial Corp.	79,443
75	Chicago Mercantile Exchange Holdings Inc.	28,739

Quantity/Par($) Name of Issuer		Market Value ($)(1)

2,166	Citigroup, Inc.	36,302
1,000	Franklin Resources, Inc.	91,650
600	Goldman Sachs Group, Inc.	104,940
2,100	JPMorgan Chase & Co.	72,051
500	Morgan Stanley	18,035
600	PartnerRe, Ltd.	41,478
1,100	Prudential Financial, Inc.	65,714
1,000	U.S. Bancorp	27,890
1,600	Wells Fargo & Co.	38,000

		604,242

Health Services (1.1%)
600	McKesson Corp.	33,546
1,200	Medco Health Solutions, Inc. (3)	56,640
1,700	UnitedHealth Group, Inc.	44,625

		134,811

Health Technology (7.6%)
2,300	Abbott Laboratories	121,831
600	Allergan, Inc.	31,230
2,400	Celgene Corp. (3)	153,288
2,300	Genentech, Inc. (3)	174,570
1,500	Genzyme Corp. (3)	108,030
2,400	Gilead Sciences, Inc. (3)	127,080
700	Johnson & Johnson	45,038
1,800	Medtronic, Inc.	93,150
1,700	Thermo Fisher Scientific, Inc.	94,741
500	Zimmer Holdings, Inc. (3)	34,025

		982,983

Industrial Services (4.7%)
2,100	McDermott International, Inc.	129,969
1,300	National-Oilwell Varco, Inc. (3)	115,336
1,000	Noble Corp.	64,960
2,100	Schlumberger, Ltd.	225,603
450	Transocean, Inc. (3)	68,576

		604,444

Non-Energy Minerals (1.0%)
650	Allegheny Technologies, Inc.	38,532
800	Freeport-McMoRan Copper & Gold	93,752

		132,284

Process Industries (2.9%)
1,150	Air Products and Chemicals, Inc.	113,689
1,000	Ecolab, Inc.	42,990
1,700	Monsanto Co.	214,948

		371,627

Producer Manufacturing (5.5%)
2,900	ABB, Ltd.	82,128
1,400	Deere & Co.	100,982
1,800	Emerson Electric Co.	89,010
950	General Dynamics Corp.	79,990
4,200	General Electric Co.	112,098

Quantity/Par($) Name of Issuer		Market Value ($)(1)

700	ITT Industries, Inc.	44,331
800	Lockheed Martin Corp.	78,928
1,000	The Boeing Co.	65,720
900	United Technologies Corp.	55,530

		708,717

Retail Trade (2.2%)
3,700	CVS/Caremark Corp.	146,409
1,600	Target Corp.	74,384
1,200	Wal-Mart Stores, Inc.	67,440

		288,233

Technology Services (5.8%)
2,200	Accenture Ltd.	89,584
2,000	Adobe Systems, Inc. (3)	78,780
250	Google, Inc. (3)	131,605
7,000	Microsoft Corp.	192,570
5,000	Oracle Corporation	105,000
800	SAP AG	41,688
1,300	Visa, Inc.	105,703

		744,930

Transportation (1.2%)
1,200	Burlington Northern Sante Fe Corp.	119,868
625	United Parcel Service, Inc.	38,419

		158,287

Utilities (1.5%)
2,900	Equitable Resources, Inc.	200,274

Total common stocks		8,033,260

(cost: $6,290,809)

Bonds (32.1%) (2)
Asset-Backed Securities (5.5%)
	Countrywide Home Loans:
100,000	2006-S6 A3, 5.66%, 3/25/34	71,840
25,000	2006-S6 A4, 5.80%, 3/25/34	13,592
100,000	2006-S8 A2, 5.39%, 4/25/36	69,969
75,000	2006-S9 A6, 5.59%, 8/25/36	48,144
10,560	2006-S10 A1, 5.43%, 10/25/36	9,853
	GMAC Mortgage Corporation Loan Trust:
90,000	2007-HE2 A4, 6.42%, 7/25/37	67,500
75,000	2007-HE2 A5, 6.55%, 7/25/37	37,500
25,000	2006-A4, 6.09%, 10/25/36	15,000
	Green Tree Financial Corp:
27,203	1997-1 A6, 7.29%, 3/15/28	27,277
29,122	1997-6 A10, 6.87%, 1/15/29	28,473
30,736	Indymac Mfg. Housing,
	1998-2 A2, 6.17%, 12/25/11	29,280
	Origen Mfg. Housing:
29,274	2001-A A5, 7.08%, 3/15/32	29,699
18,564	2002-A A3, 6.17%, 5/15/23	17,772

Quantity/Par($) Name of Issuer		Market Value ($)(1)

	Residential Funding:
40,000	2003-HI2 A6, 4.76%, 7/25/28	36,832
100,000	2006-HSA2 AI2, 5.50%, 3/25/36	48,222
75,000	2006-HSA1 A4, 5.49%, 11/25/35	24,754
50,000	2007-HI1 A3, 5.72%, 3/25/37	26,785
75,000	2007-HSA2 A3, 5.75%, 12/25/25	56,424
40,000	2006-HI2 A4, 6.20%, 2/25/36	19,955
50,000	Structured Asset Securities Corp.
	2005-4XS, 5.25%, 3/25/35	33,778

		712,649

Collateralized Mortgage Obligations (8.0%)
	Bank of America Funding Corp:
63,332	2003-2 1A1, 6.50%, 6/25/32	64,717
39,474	2005-5 A11, 5.50%, 9/25/35	36,933
50,000	2006-7 A12, 6.00%, 9/25/36	48,296
	Countrywide Alternative Loan Trust:
6,714	2005-53T2 2A1, 6.00%, 11/25/35	5,834
120,000	2005-24 A36, 5.50%, 11/25/35	108,355
26,895	Federal Home Loan Mortgage Corp.,
	3.25%, 4/15/32	24,622
	Federal National Mtg. Association:
64,975	6.50%, 10/25/17	67,898
23,161	5.50%, 5/25/25	23,227
32,219	4.00%, 5/25/33	30,473
100,000	5.50%, 4/25/35	100,176
37,293	7.00%, 2/25/44	39,590
31,920	GSR Mortgage Loan Trust 2005-4F 5A2,
	6.00%, 5/25/35	29,900
75,000	JPALT 2006-S3, 6.12%, 8/25/36	64,782
42,785	Master Asset Securitization Trust
	2003-4 CA1, 8.00%, 5/25/18	44,551
	Residential Funding Mtg. Securities:
45,368	2005-S6 A2, 5.25%, 8/25/35	40,431
97,310	2006-S3 A8, 5.50%, 03/25/36	86,904
97,623	Vendee Mtg. Tr., 2008-1 B, 8.21%, 3/15/25	107,385
30,706	Washington Mutual Mtg. Pass-Through
	2002-S8, 5.25%, 1/25/18	30,140
75,000	Wells Fargo Mortgage Backed Securities
	2002-S8, 6.00%, 10/25/36	73,811

		1,028,025

Corporate Bonds (6.6%)
65,983	America West Airlines, 7.93%, 1/2/19	69,612
25,000	Bank of NY Mellon MTN, 4.95%, 11/1/12	24,927
50,000	Bard (C.R.), Inc., 6.70%, 12/1/26	50,961
100,000	Continental Airlines, Inc., 6.56%, 2/15/12	91,500
50,000	JPM Chase Capital, 6.80%, 10/1/37	44,879
100,000	JP Morgan Chase & Co., 6.40%, 5/15/38	92,754
300,000	MBIA Insurance Co., 14.00%, 1/15/33	124,500
35,000	MBNA Bank, 6.63%, 6/15/12	36,679

See accompanying notes to portfolios of investments on page 40.

Sit Balanced Fund

Portfolio of Investments - June 30, 2008

Quantity/Par($) Name of Issuer		Market Value ($)(1)

50,000	Midamerican Energy Hldgs, 8.48%, 9/15/28	58,332
93,384	Procter & Gamble ESOP, 9.36%, 1/1/21	117,333
65,000	Susa Partnership (GE), 7.45%, 7/1/18	70,884
25,000	US Bank Corp., 6.38%, 8/1/11	26,112
50,000	Wells Fargo Co., 5.25%, 10/23/12	50,280

		858,753

Federal Home Loan Mortgage Corporation (3.0%)
96,111	5.50%, 2/1/38	94,774
81,535	7.00%, 7/1/32	85,570
81,598	7.00%, 5/1/34	85,636
40,997	8.00%, 9/1/15	43,555
28,929	8.38%, 5/17/20	31,442
15,118	8.50%, 7/1/18	16,301
32,724	8.50%, 10/1/30	35,479

		392,757

Federal National Mortgage Association (2.9%)
47,518	7.00%, 5/1/32	49,863
80,651	7.15%, 10/1/30	86,300
16,251	7.50%, 6/1/32	17,644
60,643	7.50%, 4/1/33	64,052
16,633	8.00%, 12/1/27	18,025
55,167	8.00%, 2/1/31	59,690
29,869	8.47%, 4/15/26	33,012
18,852	9.50%, 5/1/27	21,121
7,616	9.75%, 1/1/13	8,215
6,962	10.25%, 6/15/13	7,566
13,154	11.00%, 12/1/12	14,393

		379,881

Government National Mortgage Association (2.0%)
47,482	7.00%, 12/15/24	50,996
99,316	8.00%, 7/15/24	105,690
78,800	8.375%, 3/15/31	86,097
1,608	9.00%, 6/15/11	1,728
614	9.00%, 6/15/09	630
6,515	9.00%, 11/15/16	7,096
952	9.50%, 5/20/16	1,043
1,451	9.50%, 9/20/18	1,602
557	11.25%, 10/15/11	611

		255,493

Taxable Municipal Securities (0.8%)
100,000	Academica Charter School, 8.00%, 8/15/24	92,759
8,000	Bernalillo Multifamily, Series 1998A, 7.50%, 9/20/20	8,460

		101,219

Quantity/Par($) Name of Issuer		Market Value ($)(1)

U.S. Government Securities (3.3%)
	U.S. Treasury Strips, Zero Coupon:
100,000	3.01% effective yield, 5/15/13	84,608
200,000	4.74% effective yield, 8/15/20	114,559
175,000	5.02% effective yield, 5/15/30	63,216
106,504	U.S. Treasury inflation-protected security, 2.38%, 1/15/27 (*)	111,654
50,000	U.S. Treasury Note, 4.88%, 8/15/16	53,605

		427,642

Total bonds		4,156,419

(cost: $4,682,165)

Closed-End Mutual Funds (2.9%) (2)
6,309	American Select Portfolio	68,516
6,703	American Strategic, Inc. Portfolio	68,505
14,470	American Strategic, Inc. Portfolio II	151,212
8,409	American Strategic, Inc. Portfolio III	85,183

Total closed-end mutual funds		373,416

(cost: $405,621)

Short-Term Securities (2.5%) (2)
327,000	Sit Money Market Fund, 2.08% (4)	327,000

(cost: $327,000)

Total investments in securities		$12,890,095

(cost: $11,705,595) (5)

* U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

See accompanying notes to portfolios of investments on page 40.

This page has been left blank intentionally.

Sit Dividend Growth Fund - Class I and Class S
One Year Ended June 30, 2008

Portfolio Managers: Roger J. Sit, Kent L. Johnson, and Michael J. Stellmacher

          The Sit Dividend Growth Fund (Class I) posted a -3.06% return over the last twelve months, compared to the -13.12% return for the S&P 500 Index.

          Stock prices declined over the past year, as pressures from the deteriorating housing market and weakening credit conditions intensified. While many dividend-paying strategies and funds have struggled over the past year, largely due to the weak performance of the financial sector, we are pleased to report that the Sit Dividend Growth Fund performed relatively well. Diversification has been central to our strategy since the Fund’s inception. In addition, we focus on companies with strong financial characteristics (i.e., balance sheets, cash flow) that can deliver both consistent earnings and dividend growth, particularly in a volatile economic and market environment. Approximately 84% of the Fund’s current holdings increased dividend payouts during the past twelve months, with a median dividend growth rate of approximately +13%.
          Despite the ongoing turmoil in the markets, the finance sector is the heaviest weighting in the Fund. While a quick rebound for the group is unlikely, we believe there are unique values within the sector, with many high-quality financial companies trading at just above their reported book values. Rather than focus on the most distressed “credit-sensitive” financials, however, we believe the risk/reward favors segments with relatively low exposure to pressures stemming from the housing market. Specifically, we favor life insurance, property/casualty insurance and asset managers. Other heavily-weighted sectors within the Fund include health technology, producer manufacturing and energy minerals.
          The Fund’s strong twelve-month performance relative to the S&P 500 Index was driven by stock selection in the finance, producer manufacturing and process industries sectors. In terms of individual stocks, strong performers over the period included Compass Minerals (+139% twelve-month total return), Occidental Petroleum (+58%), Halliburton (+55%) and Diamond Offshore (+42%). Conversely, the Fund’s performance was  hurt by several  financial   stocks,  including     UBS (-44%), Alliance-Bernstein (-34%) and Lincoln    National
(-34%).
          We are pleased to report strong one-year and since-inception returns for the Fund, and we remain optimistic about its prospects over the near and long term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

6/30/08:	$13.11 Per Share	$13.08 Per Share

6/30/07:	$14.42 Per Share	$14.39 Per Share

Total Net Assets	$41.2 Million	$14.3 Million

Weighted Average Market cap: $67.4 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
3 Month**	-0.32%	-2.73%	-0.43%	-2.73%
6 Month**	-6.15	-11.92	-6.26	-11.92
1 Year	-3.06	-13.12	-3.27	-13.12
3 Year	10.05	4.41	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	9.76	5.11	7.38	1.43

CUMULATIVE TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
1 Year	-3.06%	-13.12%	-3.27%	-13.12%
3 Year	33.30	13.81	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	52.08	25.17	17.38	3.25

*As of 6/30/08

**Not annualized.

***Dividend Growth Fund Class I Inception was 12/31/03; Dividend Growth Fund Class S Inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 6/30/08 would have grown to $15,208 in the Fund or $12,517 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Occidental Petroleum Corp.
2.	Johnson & Johnson
3.	Verizon Communications Inc.
4.	Procter & Gamble Co.
5.	Microsoft Corp.
6.	General Electric Co.
7.	Chevron Corp.
8.	Total SA
9.	Marathon Oil Corp
10.	Becton Dickinson & Co.
Total Number of Holdings: 91

Sit Dividend Growth Fund

Portfolio of Investments - June 30, 2008

Quantity Name of Issuer		Market Value ($)(1)

Common Stocks (96.7%) (2)

Communications (3.9%)
5,900	Telefonica S.A.	469,522
35,900	Verizon Communications, Inc.	1,270,860
14,100	Vodafone Group, A.D.R.	415,386

		2,155,768

Consumer Non-Durables (9.8%)
10,300	Colgate-Palmolive Co.	711,730
9,600	Diageo p.l.c.	709,152
10,800	General Mills, Inc.	656,316
10,100	Kimberly-Clark Corp.	603,778
15,000	PepsiCo, Inc.	953,850
20,800	Procter & Gamble Co.	1,264,848
7,700	VF Corp.	548,086

		5,447,760

Consumer Services (2.0%) (2)
11,900	McDonald’s Corp.	669,018
34,500	Pearson, A.D.R.	422,625

		1,091,643

Electronic Technology (5.9%)
11,800	Analog Devices, Inc.	374,886
3,000	Hewlett-Packard Co.	132,630
37,100	Intel Corp.	796,908
8,000	International Business Machines Corp.	948,240
15,400	Qualcomm, Inc.	683,298
14,200	Xilinx, Inc.	358,550

		3,294,512

Energy Minerals (11.9%)
18,600	Atlas Energy Resources, LLC	709,590
12,400	Chevron Corp.	1,229,212
19,700	Marathon Oil Corp.	1,021,839
17,200	Occidental Petroleum Corp.	1,545,592
6,800	Sasol, A.D.R.	400,792
13,500	Total S.A.	1,151,145
7,575	XTO Energy, Inc.	518,963

		6,577,133

Finance (17.1%)
14,900	ACE, Ltd.	820,841
13,800	AllianceBernstein Holding, LP	754,584
19,300	Apollo Investment Corp.	276,569
24,600	Aspen Insurance Holdings, Ltd.	582,282
11,600	Bank of New York Mellon Corp.	438,828
21,100	Citigroup, Inc.	353,636
3,900	Franklin Resources, Inc.	357,435

Quantity Name of Issuer		Market Value ($)(1)

14,900	Invesco, Ltd.	357,302
15,850	J.P. Morgan Chase & Co.	543,814
14,800	Lincoln National Corp.	670,736
11,800	Macquarie Infrastructure Co. Trust	298,422
9,600	Morgan Stanley	346,272
21,100	New York Community Bancorp, Inc.	376,424
5,900	Northern Trust Corp.	404,563
9,900	PartnerRe, Ltd.	684,387
19,100	TCF Financial Corp.	229,773
18,600	U.S. Bancorp	518,754
18,100	Validus Holdings, Ltd.	384,625
29,900	Wells Fargo & Co.	710,125
11,700	Zenith National Insurance Corp.	411,372

		9,520,744

Health Services (2.3%)
10,900	McKesson Corp.	609,419
8,700	Owens & Minor, Inc.	397,503
8,900	Quality Systems, Inc.	260,592

		1,267,514

Health Technology (12.4%)
16,700	Abbott Laboratories	884,599
12,100	Becton, Dickinson & Co.	983,730
4,800	C.R. Bard, Inc.	422,160
12,350	Eli Lilly and Co.	570,076
23,300	Johnson & Johnson, Inc.	1,499,122
14,600	Medtronic, Inc.	755,550
18,500	Merck & Co., Inc.	697,265
11,600	Novartis AG, A.D.R.	638,464
15,500	PerkinElmer, Inc.	431,675

		6,882,641

Industrial Services (3.6%)
4,600	Diamond Offshore Drilling, Inc.	640,044
16,100	Halliburton Co.	854,427
6,200	Lufkin Industries, Inc.	516,336

		2,010,807

Non-Energy Minerals (1.1%)
2,700	Southern Peru Copper Corp.	287,901
6,700	Teck Cominco, Ltd.	321,265

		609,166

Process Industries (0.9%)
6,200	Compass Minerals International, Inc.	499,472

Quantity Name of Issuer		Market Value ($)(1)

Producer Manufacturing (12.4%)
6,200	3M Co.	431,458
19,300	ABB, Ltd., A.D.R.	546,576
10,300	Deere & Co.	742,939
16,900	Emerson Electric Co.	835,705
9,800	General Dynamics Corp.	825,160
47,000	General Electric Co.	1,254,430
11,000	Honeywell International Inc.	553,080
9,000	Lockheed Martin Corp.	887,940
13,200	United Technologies Corp.	814,440

		6,891,728

Retail Trade (1.9%)
9,100	Best Buy Co., Inc.	360,360
4,200	Costco Wholesale Corp.	294,588
11,900	TJX Co	374,493

		1,029,441

Technology Services (4.3%)
14,100	Accenture, Ltd.	574,152
6,600	Automatic Data Processing, Inc.	276,540
45,700	Microsoft Corp.	1,257,207
8,722	Syntel, Inc.	294,106

		2,402,005

Transportation (3.2%)
5,400	Burlington Northern Santa Fe Corp.	539,406
4,700	C.H. Robinson Worldwide	257,748
9,000	Eagle Bulk Shipping, Inc.	266,130
8,500	Tsakos Energy Navigation, Ltd.	315,180
6,850	United Parcel Service, Inc.	421,069

		1,799,533

Utilities (4.0%)
9,100	Equitable Resources, Inc.	628,446
7,800	Exelon Corp.	701,688
7,600	Holly Energy Partners	296,400
12,100	ONEOK, Inc.	590,843

		2,217,377

Total common stocks		53,697,244

(cost: $52,016,293)

Convertible Bonds (0.7%) (2)
315,000	Flotek Industries, 5.25%, 2/15/28	361,463

(cost: $315,000)

Quantity Name of Issuer		Market Value ($)(1)

Closed-End Mutual Funds (1.2%) (2)
25,250	Kayne Anderson MLP Invest. Co.	692,860

(cost: $735,689)

Short-Term Securities (1.8%) (2)
1,010,000	Sit Money Market Fund, 2.08% (4)	1,010,000

(cost: $1,010,000)

Total investments in securities
(cost: $54,076,982) (5)		$55,761,567

See accompanying notes to portfolios of investments on page 40.

Sit Large Cap Growth Fund
One Year Ended June 30, 2008

Portfolio Managers: Roger J. Sit, Ronald D. Sit, and Michael J. Stellmacher

          The Sit Large Cap Growth Fund’s one-year return was -1.03%, compared to the Russell 1000 Growth Index return of -5.95%. The S&P 500 Index was -13.12% for the period.
          Following several years of robust economic growth, fallout from the housing and credit markets have taken their toll on both the economy and the equity market over the past year. We expect stocks to remain quite volatile as investors reassess corporate earnings prospects in this slow growth environment. While there is growing speculation that a U.S. recession is imminent, we are not so sure. The nation’s unemployment rate remains quite low at 5.5%; the Federal Reserve has aggressively lowered short-term rates; and a weak U.S. currency has fueled export growth as many countries outside the U.S. continue to experience strong growth. Importantly, a slower growth environment has historically favored the performance of growth stocks, and we see solid return potential for a variety of high growth industries based on business trends and attractive valuations. For example, we continue to see strong growth opportunities within the technology sector, particularly for those companies focused on increasing corporate productivity and communications. Fundamentals for the health care sector also remain strong (particularly outside the large drug companies), driven by the ongoing combination of favorable demographics and innovation, both in services and products. These remain heavily-weighted sectors within the Fund, along with producer manufacturing and industrial services.
          Relative to the Russell 1000 Growth Index, performance over the past year was aided by an overweighted position in the energy sector, along with positive stock selection in the process industries, health technology and producer manufacturing sectors. In terms of individual stocks, Southwestern Energy (+114% total return over the past twelve months), Monsanto (+89%), Ultra Petroleum (+78%), Murphy Oil (+67%) and Occidental Petroleum(+58%) were among the key winners during the period. The lagging groups within the Fund over the period included the finance, electronic technology and communications sectors. Citigroup was the worst individual performer, declining -66% over the past twelve months.
          We remain enthusiastic about the Fund’s prospects in the year ahead and appreciate shareholders’ continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/08:	$43.41 Per Share
6/30/07:	$43.99 Per Share

Total Net Assets:	$287.7 Million

Weighted Average Market Cap:	$68.4 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

3 Month**	2.00%	1.25%	-1.89%
6 Month**	-5.61	-9.06	-11.20
1 Year	-1.03	-5.95	-12.36
5 Year	10.38	7.32	8.22
10 Year	1.20	0.96	3.38
Inception***	10.70	11.28	12.49
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

1 Year	-1.03%	-5.95%	-12.36%
5 Year	63.83	42.39	48.46
10 Year	12.66	9.99	39.42
Inception***	1284.12	1484.16	1992.74
(9/2/82)

*As of 6/30/08	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)	An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index (the largest 3,000 U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/98 and held until 6/30/08 would have grown to $11,266 in the Fund or $10,999 in the Russell 1000® Growth Index assuming reinvestment of all dividends and capital gains..

TOP 10 HOLDINGS

1.	Monsanto Co.
2.	Schlumberger, Ltd.
3.	XTO Energy, Inc.
4.	Equitable Resources, Inc.
5.	Southwestern Energy Co.
6.	Microsoft Corp.
7.	Celgene Corp.
8.	Cisco Systems, Inc.
9.	Occidental Petroleum Corp.
10.	Coca-Cola Co.
Total Number of Holdings: 90

Sit Large Cap Growth Fund
Portfolio of Investments - June 30, 2008

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (92.3%) (2)

Communications (4.1%)
145,300	AT&T, Inc.	4,895,157
81,400	Crown Castle Intl. Corp. (3)	3,152,622
108,600	Verizon Communications, Inc.	3,844,440

		11,892,219

Consumer Durables (0.5%)
42,100	Activision, Inc. (3)	1,434,347

Consumer Non-Durables (7.6%)
97,000	Coca-Cola Co.	5,042,060
46,000	Colgate-Palmolive Co.	3,178,600
26,900	NIKE, Inc.	1,603,509
76,400	PepsiCo, Inc.	4,858,276
28,500	Philip Morris International, Inc.	1,407,615
74,200	Procter & Gamble Co.	4,512,102
17,900	VF Corp.	1,274,122

		21,876,284

Consumer Services (3.2%)
79,650	Comcast Corp.	1,510,961
67,800	International Game Technology	1,693,644
79,300	McDonald’s Corp.	4,458,246
92,100	News Corp.	1,385,184

		9,048,035

Electronic Technology (10.3%)
40,600	Analog Devices, Inc.	1,289,862
16,300	Apple Computer, Inc. (3)	2,729,272
147,700	Applied Materials, Inc.	2,819,593
33,100	Broadcom Corp. (3)	903,299
224,200	Cisco Systems, Inc. (3)	5,214,892
134,100	EMC Corp. (3)	1,969,929
40,000	Hewlett-Packard Co.	1,768,400
178,600	Intel Corp.	3,836,328
28,900	IBM Corp.	3,425,517
99,900	Qualcomm, Inc.	4,432,563
46,300	Texas Instruments, Inc.	1,303,808

		29,693,463

Energy Minerals (9.3%)
34,300	Murphy Oil Corp.	3,363,115
57,200	Occidental Petroleum Corp.	5,139,992
117,800	Southwestern Energy Co. (3)	5,608,458
23,400	Suncor Energy, Inc.	1,360,008
43,600	Ultra Petroleum Corp. (3)	4,281,520
25,700	Valero Energy Corp.	1,058,326

Quantity	Name of Issuer	Market Value ($)(1)

85,082	XTO Energy, Inc.	5,828,968

		26,640,387

Finance (8.1%)
93,000	Bank of New York Mellon Corp.	3,518,190
78,000	Citigroup, Inc.	1,307,280
5,400	CME Group, Inc.	2,069,226
35,200	Franklin Resources, Inc.	3,226,080
78,600	J.P. Morgan Chase & Co.	2,696,766
31,675	Morgan Stanley	1,142,517
19,600	PartnerRe, Ltd.	1,354,948
42,100	Prudential Financial, Inc.	2,515,054
18,400	The Goldman Sachs Group, Inc.	3,218,160
33,400	U.S. Bancorp	931,526
52,900	Wells Fargo & Co.	1,256,375

		23,236,122

Health Services (2.0%)
28,000	McKesson Corp.	1,565,480
67,300	Medco Health Solutions, Inc. (3)	3,176,560
32,300	UnitedHealth Group, Inc.	847,875

		5,589,915

Health Technology (11.7%)
75,900	Abbott Laboratories	4,020,423
32,800	Allergan, Inc.	1,707,240
83,100	Celgene Corp. (3)	5,307,597
66,100	Genentech, Inc. (3)	5,016,990
49,900	Genzyme Corp. (3)	3,593,798
91,400	Gilead Sciences, Inc. (3)	4,839,630
21,250	Johnson & Johnson	1,367,225
59,900	Medtronic, Inc.	3,099,825
55,200	Thermo Fisher Scientific, Inc. (3)	3,076,296
24,500	Zimmer Holdings, Inc. (3)	1,667,225

		33,696,249

Industrial Services (6.8%)
73,000	McDermott International, Inc. (3)	4,517,970
40,200	National-Oilwell Varco, Inc. (3)	3,566,544
34,100	Noble Corp.	2,215,136
64,000	Schlumberger, Ltd.	6,875,520
15,700	Transocean, Inc. (3)	2,392,523

		19,567,693

Non-Energy Minerals (1.4%)
19,600	Allegheny Technologies, Inc.	1,161,888
25,100	Freeport-McMoran Copper & Gold	2,941,469

		4,103,357

Quantity	Name of Issuer	Market Value ($)(1)

Process Industries (4.4%)
33,300	Air Products and Chemicals, Inc.	3,292,038
49,700	Ecolab, Inc.	2,136,603
57,100	Monsanto Co.	7,219,724

		12,648,365

Producer Manufacturing (8.2%)
132,000	ABB, Ltd., A.D.R.	3,738,240
44,700	Deere & Co.	3,224,211
53,000	Emerson Electronic Co.	2,620,850
30,000	General Dynamics Corp.	2,526,000
113,100	General Electric Co.	3,018,639
20,800	ITT Corp.	1,317,264
27,200	Lockheed Martin Corp.	2,683,552
33,700	The Boeing Co.	2,214,764
33,800	United Technologies Corp.	2,085,460

		23,428,980

Retail Trade (3.1%)
102,800	CVS/Caremark Corp.	4,067,796
51,700	Target Corp.	2,403,533
45,000	Wal-Mart Stores, Inc.	2,529,000

		9,000,329

Technology Services (7.9%)
73,600	Accenture, Ltd.	2,996,992
64,900	Adobe Systems, Inc. (3)	2,556,411
6,400	Google, Inc. (3)	3,369,088
197,400	Microsoft Corp.	5,430,474
161,500	Oracle Corp. (3)	3,391,500
27,300	SAP AG	1,422,603
45,100	Visa, Inc.	3,667,081

		22,834,149

Transportation (1.7%)
36,400	Burlington Northern Sante Fe Corp.	3,635,996
21,200	United Parcel Service, Inc.	1,303,164

		4,939,160

Utilities (2.0%)
83,600	Equitable Resources, Inc.	5,773,416

Total common stocks		265,402,470

(cost: $245,414,693)

Short-Term Securities (9.4%) (2)
27,146,000	Sit Money Market Fund, 2.08% (4)	27,146,000

(cost: $27,146,000)

Total investments in securities
(cost: $272,560,693) (5)		$292,548,470

See accompanying notes to portfolios of investments on page 40.

Sit Mid Cap Growth Fund
One Year Ended June 30, 2008

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Matthew T. Loucks, and Robert W. Sit

      The Sit Mid Cap Growth Fund’s twelve-month return was -2.63%, while the Russell Midcap® Growth Index fell  -6.42%. The Russell Midcap® Index posted a -11.19% return during the period.
      Mid cap stocks declined over the past twelve months as recession fears took center stage. The impact of the weak housing market and related credit problems, along with high oil prices, has resulted in anemic growth in the U.S. economy so far in 2008. We believe, however, that despite the preponderance of negative sentiment, there are reasons for optimism. First, we think the worst is largely over for the financial sector (i.e., in terms of write-downs) and the Federal Reserve actions, along with efforts to raise capital, will restore some stability later in the year. Second, we believe at least a modest correction in oil prices is likely, given evidence of slowing growth in demand, particularly in the U.S. and, while we do not expect a strong rebound in economic growth in the near term, we expect investors to gravitate to growth companies that can generate higher earnings growth even in a sluggish macro environment. We continue to see opportunities in “traditional” growth sectors, like health care and technology, but note that there are powerful secular trends in many industries. Infrastructure spending on areas like water, power and transportation remains very strong, particularly in emerging markets, and this is providing growth opportunities for many U.S. capital goods companies. In addition, high commodity prices are driving continued capital investment in a number of industries, particularly those related to agriculture and energy.
      The positive twelve-month relative performance of the Fund was driven by strong stock selection, particularly in the health technology, consumer durables and process industries sectors. The Fund also benefited from an overweighted position in the strong-performing energy sector. The stocks that contributed most significantly to performance included: Southwestern Energy (+114% twelve-month total return), Intuitive Surgical (+94%), McDermott International (+49%) and XTO Energy (+44%). Our holdings within the Industrial Services (Flotek, -39% and Geokinetics, -31%) and non-energy minerals (RTI International, -53% and Al-legheny Technologies, -43%) sectors detracted from performance over the period.
          We appreciate shareholders’ patience during this difficult market environment.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/08:	$14.83 Per Share
6/30/07:	$15.71 Per Share

Total Net Assets:	$210.9 Million

Weighted Average Market Cap:	$14.5 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index (2)

3 Month**	5.33%	4.65%	2.67%
6 Month**	-7.95	-6.81	-7.57
1 Year	-2.63	-6.42	-11.19
5 Year	13.67	12.32	13.07
10 Year	4.24	5.64	8.10
Inception	13.20	n/a	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index (2)

1 Year	-2.63%	-6.42%	-11.19%
5 Year	89.80	78.77	84.81
10 Year	51.49	73.10	117.93
Inception	2364.37	n/a	n/a
(9/2/82)

*As of 6/30/08	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/98 and held until 6/30/08 would have grown to $15,149 in the Fund or $17,310 in the Russell Midcap® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Southwestern Energy Co.
2.	Celgene Corp.
3.	McDermott Intl, Inc.
4.	Activision, Inc.
5.	XTO Energy, Inc.
6.	CF Industries Holdings, Inc.
7.	Jacobs Engineering Group, Inc.
8.	Airgas, Inc.
9.	Gilead Sciences, Inc.
10.	Murphy Oil Corp.
Total Number of Holdings: 86

Sit Mid Cap Growth Fund
Portfolio of Investments - June 30, 2008

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (98.0%) (2)

Communications (2.2%)
83,200	American Tower Corp. (3)	3,515,200
22,900	NII Holdings, Inc. (3)	1,087,521

		4,602,721

Consumer Durables (3.1%)
144,800	Activision, Inc. (3)	4,933,336
34,800	Electronic Arts Inc. (3)	1,546,164

		6,479,500

Consumer Non-Durables (1.4%)
15,800	Central European Distribution Corp. (3)	1,171,570
59,800	Coach, Inc. (3)	1,727,024

		2,898,594

Consumer Services (3.4%)
23,200	Central European Media Enterprises (3)	2,100,296
11,000	Devry, Inc.	589,820
81,000	International Game Technology	2,023,380
16,300	ITT Educational Services, Inc. (3)	1,346,869
39,900	Marriott International, Inc.	1,046,976

		7,107,341

Electronic Technology (8.3%)
76,450	Analog Devices, Inc.	2,428,817
9,000	Apple Computer, Inc. (3)	1,506,960
68,675	Broadcom Corp. (3)	1,874,141
80,700	Juniper Networks, Inc. (3)	1,789,926
34,100	KLA-Tencor Corp.	1,388,211
61,000	MEMC Electronic Materials, Inc. (3)	3,753,940
63,500	NetApp, Inc. (3)	1,375,410
11,000	Research In Motion Ltd. (3)	1,285,900
52,900	Trimble Navigation, Ltd. (3)	1,888,530
29,100	VeriFone Holdings, Inc. (3)	347,745

		17,639,580

Energy Minerals (10.6%)
24,700	Apache Corp.	3,433,300
54,700	Frontier Oil Corp.	1,307,877
35,800	Holly Corp.	1,321,736
40,000	Murphy Oil Corp.	3,922,000
158,600	Southwestern Energy Corp. (3)	7,550,946
71,595	XTO Energy, Inc.	4,904,973

		22,440,832

Finance (7.5%)
51,050	Ace, Ltd.	2,812,345
35,000	Affiliated Managers Group, Inc. (3)	3,152,100
15,600	IntercontinentalExchange, Inc. (3)	1,778,400

Quantity	Name of Issuer	Market Value ($)(1)

32,000	Northern Trust Corp.	2,194,240
54,500	T. Rowe Price Group Inc.	3,077,615
228,800	TCF Financial Corp.	2,752,464

		15,767,164

Health Services (3.9%)
13,500	Covance, Inc. (3)	1,161,270
32,100	Express Scripts, Inc. (3)	2,013,312
30,200	Laboratory Corp. (3)	2,102,826
56,000	Stericycle, Inc. (3)	2,895,200

		8,172,608

Health Technology (15.1%)
16,700	Alcon, Inc.	2,718,593
46,600	Allergan, Inc.	2,425,530
50,600	Amylin Pharmaceuticals, Inc. (3)	1,284,734
106,400	Celgene Corp. (3)	6,795,768
74,900	Gilead Sciences, Inc. (3)	3,965,955
37,300	Idexx Laboratories, Inc. (3)	1,818,002
12,546	Intuitive Surgical, Inc. (3)	3,379,892
31,000	Millipore Corp. (3)	2,103,660
55,488	NuVasive, Inc. (3)	2,478,094
37,700	SurModics, Inc. (3)	1,690,468
56,450	Thermo Fisher Scientific Inc. (3)	3,145,959

		31,806,655

Industrial Services (9.7%)
43,400	Aecom Technology Corp. (3)	1,411,802
108,700	Flotek Industries, Inc. (3)	2,241,394
107,700	McDermott International, Inc. (3)	6,665,553
30,400	National-Oilwell Varco, Inc. (3)	2,697,088
54,800	Noble Corp.	3,559,808
46,000	Smith International, Inc.	3,824,440

		20,400,085

Non-Energy Minerals (1.5%)
26,750	Allegheny Technologies, Inc.	1,585,740
43,500	RTI International Metals, Inc. (3)	1,549,470

		3,135,210

Process Industries (6.5%)
68,900	Airgas, Inc.	4,023,071
70,800	Albemarle Corp.	2,825,628
30,500	CF Industries Holdings, Inc.	4,660,400
50,500	Ecolab, Inc.	2,170,995

		13,680,094

Producer Manufacturing (10.9%)
19,600	AGCO Corp. (3)	1,027,236
59,950	AMETEK, Inc.	2,830,839

Quantity	Name of Issuer	Market Value ($)(1)

43,000	Cummins, Inc.	2,817,360
47,300	IDEX Corp.	1,742,532
42,000	ITT Industries, Inc.	2,659,860
55,100	Jacobs Engineering Group, Inc. (3)	4,446,570
35,100	Precision Castparts Corp.	3,382,587
31,900	Rockwell Collins, Inc.	1,529,924
54,600	Textron, Inc.	2,616,978

		23,053,886

Retail Trade (3.2%)
84,800	Dick’s Sporting Goods, Inc. (3)	1,504,352
69,700	GameStop Corp. (3)	2,815,880
37,700	J.C. Penney Company, Inc.	1,368,133
38,700	Nordstrom, Inc.	1,172,610

		6,860,975

Technology Services (7.9%)
88,190	Adobe Systems, Inc. (3)	3,473,804
33,850	Akamai Technologies, Inc. (3)	1,177,641
71,600	Amdocs, Ltd. (3)	2,106,472
30,500	ANSYS, Inc. (3)	1,437,160
53,800	Autodesk, Inc. (3)	1,818,978
200	Baidu.com, Inc. (3)	62,592
91,900	Citrix Systems, Inc. (3)	2,702,779
106,800	Cognizant Tech. Solutions Corp. (3)	3,472,068
29,300	ValueClick, Inc. (3)	443,895

		16,695,389

Transportation (2.1%)
43,900	C.H. Robinson Worldwide, Inc.	2,407,476
46,700	Expeditors Intl. of Washington, Inc.	2,008,100

		4,415,576

Utilities (0.7%)
20,600	Equitable Resources, Inc.	1,422,636

Total common stocks		206,578,846

(cost: $156,148,450)

Short-Term Securities (2.2%) (2)
4,577,000	Sit Money Market Fund, 2.08% (4)	4,577,000

(cost: $4,577,000)

Total investments in securities (cost: $160,725,450) (5)		$211,155,846

Quantity	Name of Issuer	Market Value ($)(1)

See accompanying notes to portfolios of investments on page 40.
27

Sit International Growth Fund
One Year Ended June 30, 2008

Portfolio Managers: Roger J. Sit, Janet K. Kinzler, and Tasha M. Murdoff

          The Sit International Growth Fund declined -3.82% for the last fiscal year, outperforming the MSCI EAFE Growth Index which returned -4.44%. While the absolute performance was negative, positive relative performance was driven by the Fund’s stock selection in material and industrial holdings along with the overweight in the energy sector. Meanwhile the overweight in the financial sector and stock selection in the utilities sector had a negative impact. On a regional basis, Asia was the largest contributor due to stock selection, while Europe detracted — a result of poor stock selection and the negative currency impact.

          The financial crisis aftermath effects, escalating inflation, declining housing market, and consumer weakness are stalling the favorable growth we have seen in Europe over the past few years. Given this, we are targeting an underweight in Europe at 54.0% versus the Index at 65.4%. While underweight, we are still keeping a large absolute weight as valuations are attractive and balance sheets remain healthy.
          Even though the Japanese economy is slightly more insulated from the global slowdown and credit crisis, declining exports, virtually no domestic demand growth, and mounting inflation are producing a stagnant economy. Given this and the lack of an immediate catalyst, the Fund is maintaining an underweight position relative to the Index. The Fund continues to pursue a diversified strategy of holding globally dominant and conservative growth companies, along with Japan restructuring participants.
          While the Asia ex-Japan region is likely to grow at a slower pace than it has the past several years, the Fund remains overweight at 17.5% versus 12.2% for the Index in Asia ex-Japan, as growth prospects are still stronger on a relative basis to the rest of the world. The consumer-related and commodity-exporting sectors continue to perform well. In particular the Fund’s investments benefit from China’s continued demand.
          The Fund’s exposure to the non-index areas of Canada, Israel, and Latin America increased to approximately 10.0% over the last year as investments in the basic materials, agricultural, and energy sectors performed well. Emerging market demand and low global inventories are driving commodity prices higher.

INVESTMENT OBJECTIVE AND STRATEGY
          The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
          In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/08:	$17.80 Per Share
6/30/07:	$18.70 Per Share

Total Net Assets:	$37.7 Million

Weighted Average Market Cap:	$59.5 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	2.01%	0.02%	-2.25%
6 Month**	-8.15	-8.14	-10.96
1 Year	-3.82	-4.44	-10.61
5 Year	14.43	16.26	16.67
10 Year	1.12	4.11	5.83
Inception	5.69	5.21	6.99
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	-3.82%	-4.44%	-10.61%
5 Year	96.20	112.35	116.15
10 Year	11.74	49.61	76.25
Inception	151.71	133.29	208.53
(11/1/91)

*As of 6/30/08.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)

MSCI uses a two dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the Index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

(2)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/98 and held until 6/30/08 would have grown to $11,174 in the Fund or $14,961 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund

Portfolio of Investments - June 30, 2008

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.
2.	Rio Tinto, A.D.R.
3.	Vestas Wind Systems A/S
4.	Schlumberger, Ltd.
5.	Agrium, Inc.
6.	Veolia Environment
7.	Tenaris S.A., A.D.R.
8.	Nestle, S.A.
9.	Telefonica, S.A.
10.	Total, S.A.
Total Number of Holdings: 94

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (96.2%) (2)
Africa/ Middle East (1.0%)
Israel (1.0%)
12,400	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	364,808

Asia (33.0%)
Australia (10.7%)
11,514	Australia and New Zealand Banking Group (Finance)	206,630
47,051	BHP Billiton, Ltd. (Non-Energy Minerals)	1,971,114
3,800	Rio Tinto, A.D.R. (Non-Energy Minerals)	1,881,000

		4,058,744

Hong Kong / China (5.1%)
5,800	China Mobile, Ltd., A.D.R. (Communications)	388,310
65,800	Hongkong Land Holdings, Ltd. (Finance)	278,992
2,528	HSBC Holdings, p.l.c. (Finance)	39,062
18,600	HSBC Holdings, p.l.c. (Finance)	288,402
222,000	Petrochina (Energy Minerals)	287,563
31,600	Sun Hung Kai Properties, Ltd. (Finance)	428,777
5,200	Suntech Power Holdings Co. (Elec. Tech.) (3)	194,792

		1,905,898

India * (0.4%)
5,100	ICICI Bank Ltd. (Finance)	146,676

Japan (16.2%)
5,300	AFLAC, Inc., A.D.R. (Finance)	332,840
20,500	Asahi Breweries (Consumer Non-Durables)	382,643
10,500	Canon, Inc. (Electronic Tech.)	539,907
54	East Japan Railway (Transportation)	439,893
5,900	FANUC LTD. (Producer Mfg.)	576,192
11,200	Honda Motor Co., Ltd. (Producer Mfg.)	380,769
14,200	Ito En, Ltd. (Consumer Non Durables)	223,595
4,200	Ito En, Ltd. (Pfd.) (Consumer Non Durables)	44,696
11,000	Kao Corp. (Consumer Non-Durables)	288,506
46	KDDI Corp. (Communications)	284,183

Quantity	Name of Issuer	Market Value ($)(1)

13,000	Kirin Holdings Company, Ltd. (Consumer Non-Durables)	202,985
7,000	Millea Holdings, Inc. (Finance)	272,920
27,980	Mitsubishi UFJ Financial Group, Inc. (Finance)	247,956
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	227,979
600	Nintendo Co., Ltd. (Consumer Durables)	338,466
34,000	Nippon Oil Corp. (Energy Minerals)	228,300
3,600	Sony Corp. (Consumer Durables)	157,464
42	Sumitomo Mitsui Financial Group, Inc. (Finance)	316,033
5,200	Takeda Pharmaceutical Co. (Health Tech.)	264,444
5,200	Yamada Denki Co. (Retail Trade)	370,222

		6,119,993

South Korea (0.6%)
750	Samsung Electronics Co., G.D.R. (Electronic Tech.)	224,057

Europe (53.3%)
Austria (0.7%)
2,171	Raiffeisen Intl. Bank Holding A.G. (Finance)	277,440

Czech Republic (1.3%)
5,600	Central European Media Enterprises, Ltd. (Consumer Svcs.) (3)	506,968

Denmark (3.9%)
3,300	Genmab A/S (Health Technology) (3)	126,103
10,200	Vestas Wind Systems A/S (Process Industries) (3)	1,335,135

		1,461,238

Finland (0.8%)
11,550	Nokia Corp., A.D.R. (Electronic Tech.)	282,975

France (8.7%)
8,060	AXA (Finance)	239,336
2,510	BNP Paribas (Finance)	227,391
4,784	Danone (Consumer Non-Durables)	335,936
10,600	Schlumberger, Ltd. (Industrial Svcs.)	1,138,758
6,884	Total, S.A. (Energy Minerals)	587,450
13,085	Veolia Environment (Utilities)	734,055

		3,262,926

Germany (7.2%)
1,850	Allianz SE (Finance)	325,936
5,250	Fresenius AG (Health Tech.)	453,550
2,487	Muenchener Rueckver (Finance)	435,658
1,485	Puma AG (Consumer Durables)	498,382
10,892	SAP AG (Tech. Services)	570,375
3,896	Siemens AG (Producer Mfg.)	432,575

		2,716,476

Quantity	Name of Issuer	Market Value ($)(1)

Ireland (0.6%)
21,920	Anglo Irish Bank Corp. (Finance) (3)	208,798

Italy (1.5%)
25,350	Azimut Holdings SpA (Finance) (3)	223,310
36,400	Enel S.P.A. (Utilities) (3)	346,154

		569,464

Netherlands (3.2%)
7,500	ASML Holding N.V. (Electronic Technology)	183,000
7,700	CNH Global N.V. (Producer Manufacturing)	261,569
2,300	Core Laboratories N.V. (Industrial Svcs.) (3)	327,405
6,496	ING Groep N.V. (Finance)	207,161
7,180	Philips Electronics N.V. (Consumer Durables)	244,292

		1,223,427

Norway (1.5%)
11,100	Telenor ASA (Communications) (3)	208,784
6,400	Telenor, A.D.R. (Communications)	359,040

		567,824

Poland (0.6%)
2,800	Central European Distribution Corp. (Consumer Non-Durables) (3)	207,620

Spain (2.0%)
7,600	Banco Bilbao Vizcaya, S.A. (Finance)	144,172
22,675	Telefonica, S.A. (Communications)	602,629

		746,801

Sweden (0.7%)
27,000	Ericsson, A.D.R. (Electronic Tech.)	280,800

Switzerland (12.0%)
18,700	ABB, Ltd., A.D.R. (Producer Manufacturing)	529,584
3,325	Credit Suisse Group (Finance)	152,653
5,755	Kuehne & Nagel Intl. A.G. (Transportation)	546,740
15,630	Nestle, S.A. (Consumer Non-Durables)	706,261
7,600	Novartis, A.G. (Health Tech.)	418,482
2,146	Panalpina Welttransport Holding (Transportation) (3)	228,349
3,045	Roche Holdings, A.G. (Health Tech.)	548,461
5,100	Swiss Reinsurance (Finance)	339,734
1,760	Syngenta, A.G. (Process Industries)	572,424
3,620	Synthes, Inc. (Health Tech.) (3)	498,944

		4,541,632

United Kingdom (8.6%)
43,910	BAE Systems p.l.c. (Producer Manufacturing)	387,017
35,800	Burberry Group, p.l.c. (Retail Trade)	323,023
2,500	Diageo, p.l.c. (Consumer Non-Durables)	184,675
7,100	GlaxoSmithkline, A.D.R. (Health Tech.)	313,962
19,100	Pearson plc (Consumer Services)	233,975
9,835	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	498,557
28,281	Royal Bank of Scotland (Finance)	121,112

Quantity	Name of Issuer	Market Value ($)(1)

68,390	Tesco, p.l.c. (Retail Trade)	503,066
184,359	Vodafone Group, p.l.c. (Communications)	547,697
15,354	WPP Group p.l.c. (Consumer Svcs.)	148,096

		3,261,180

Latin America (4.1%)
Argentina (2.0%)
9,850	Tenaris S.A., A.D.R. (Industrial Services)	733,825

Brazil (0.5%)
5,300	Companhia Vale do Rio Doce, A.D.R. (Non-Energy Minerals)	189,846

Mexico (1.6%)
5,700	NII Holdings, Inc. (Communications) (3)	270,693
88,260	Wal-Mart de Mexico (Retail Trade)	351,308

		622,001

North America (4.8%)
Canada (4.2%)
9,300	Agrium, Inc. (Process Industries)	1,000,122
4,900	Research In Motion, Ltd. (Electronic Tech.) (3)	572,810

		1,572,932

United States (0.6%)
10,200	News Corp., Ltd., A.D.R. (Consumer Svcs.)	153,408
5,529	VeriFone Holdings, Inc. (Commercial Svcs.) (3)	66,072

		219,480

Total common stocks
(cost: $25,373,137)		36,273,829

Closed-End Mutual Fund (0.8%) (2)
8,500	India Fund* (Consumer Svcs.)	300,730

(cost: $215,143)

Short Term Securities (2.8%) (2)
1,062,000	Sit Money Market Fund, 2.08% (4)	1,062,000

(cost: $1,062,000)

Total investments in securities
(cost: $26,650,280) (5)		$ 37,636,559

* The Fund’s total investment in India including the India Fund comprises 1.2% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 40.

Sit Small Cap Growth Fund
One Year Ended June 30, 2008

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Robert W. Sit, Matthew T. Loucks, and Michael J. Stellmacher

          The Sit Small Cap Growth Fund returned -6.73% over the past twelve months. This compares to the -10.83% return for the Russell® 2000 Growth Index and the -16.19% return for the Russell® 2000 Index during the period.
          The market correction took its toll on small capitalization issues during the quarter, as investors were forced to cope with a host of economic uncertainties. While it is difficult to predict confidently when a market rebound will occur, equity valuations are more attractive following the recent correction, and we believe there are still many growth companies that will continue to post solid earnings growth even in tougher economic conditions. For example, we believe technology spending growth will remain positive in 2008, which is in sharp contrast to the collapse that took place during the 2001-2002 downturn. It is important to note that, unlike the last technology downturn, business spending on technology has grown at only a modest pace over the past few years. There is simply no “bubble” in spending to reverse this time around, and corporations continue to strive to improve productivity through technology spending. Technology valuations and balance sheets are also attractive. Therefore, the Fund maintains a significant weight in the technology-related sectors, but remains well-diversified — reflecting our belief that there are growth opportunities in many sectors.
          Relative to the Russell 2000 Growth Index, the Fund’s strong relative performance was driven by stock selection in many sectors, including health technology (Intuitive Surgical, +94% over the twelve-month period and Nuvasive, +65%) and technology services (Ansys, +78%). Conversely, the Fund’s performance was hurt by its holdings within the finance and process industries sectors. In terms of individual stocks, the poorest performers included Boston Private Financial (-78%), National Financial Partners (-56%) and RTI International Metals (-53%).
          We realize that market corrections are always difficult for investors. However, we would also like to assure you that our research effort is highly focused on companies with strong, experienced management teams, sound balance sheets and sustainable earnings growth potential. In this regard, we believe that the companies held in the Fund will reward your patience in the eventual upward move in the equity market.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/08:	$37.44 Per Share
6/30/07:	$40.14 Per Share

Total Net Assets:	$93.5 Million

Weighted Average Market Cap:	$3.9 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)
3 Month**	7.87%	4.47%	0.58%
6 Month**	-9.13	-8.93	-9.37
1 Year	-6.73	-10.83	-16.19
5 Year	11.59	10.37	10.29
10 Year	8.52	2.80	5.53
Inception	12.28	6.71	9.22
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)
1 Year	-6.73%	-10.83%	-16.19%
5 Year	73.01	63.75	63.19
10 Year	126.62	31.80	71.22
Inception	406.43	148.47	244.12
(7/1/94)

*As of 6/30/08.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/98 and held until 6/30/08 would have grown to $22,662 in the Fund or $13,180 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Southwestern Energy Co.
2.	Arena Resources, Inc.
3.	ANSYS, Inc.
4.	SBA Communications Corp.
5.	CommScope Inc.
6.	NuVasive, Inc.
7.	Core Laboratories
8.	Celgene Corp.
9.	Lufkin Industries, Inc.
10.	Equitable Resources, Inc.
Total Number of Holdings: 96

Sit Small Cap Growth Fund

Portfolio of Investments - June 30, 2008

Quantity Name of Issuer		Market Value ($)(1)

Common Stocks (97.9%) (2)
Commercial Services (1.5%)
15,100	FactSet Research Systems, Inc.	851,036
15,900	Getty Images, Inc. (3)	539,487

		1,390,523

Communications (4.5%)
53,987	Centennial Communications Corp. (3)	377,369
10,000	NII Holdings, Inc. (3)	474,900
66,750	SBA Communications Corp. (3)	2,403,667
62,900	Time Warner Telecom, Inc. (3)	1,008,287

		4,264,223

Consumer Non-Durables (2.1%)
14,000	Central European Distribution Corp. (3)	1,038,100
33,800	Hansen Natural Corp. (3)	974,116

		2,012,216

Consumer Services (2.7%)
8,275	Capella Education Co. (3)	493,604
17,000	DeVry, Inc.	911,540
20,700	Life Time Fitness, Inc. (3)	611,685
2,400	Strayer Education, Inc.	501,768

		2,518,597

Electronic Technology (11.5%)
49,900	Arris Group, Inc. (3)	421,655
17,900	Ciena Corp. (3)	414,743
44,600	CommScope, Inc. (3)	2,353,542
35,100	Intersil Corp.	853,632
59,400	Microsemi Corp. (3)	1,495,692
37,500	MICROS Systems, Inc. (3)	1,143,375
42,600	Radyne Corp. (3)	486,918
28,000	Silicon Laboratories, Inc. (3)	1,010,520
15,750	Silicon Motion Technology Corp. (3)	227,587
112,850	Sonus Networks, Inc. (3)	385,947
30,300	Trimble Navigation, Ltd. (3)	1,081,710
25,200	Varian Semiconductor Equip. Assoc., Inc. (3)	877,464

		10,752,785

Energy Minerals (8.7%)
50,200	Arena Resources, Inc. (3)	2,651,564
121,300	Cano Petroleum, Inc. (3)	963,122
57,900	Frontier Oil Corp.	1,384,389
65,400	Southwestern Energy Co. (3)	3,113,694

		8,112,769

Finance (6.9%)
16,975	Affiliated Managers Group, Inc. (3)	1,528,769
42,100	Aspen Insurance Holdings, Ltd.	996,507
47,000	Boston Private Financial Holdings, Inc.	266,490

Quantity Name of Issuer		Market Value ($)(1)

13,200	FCStone Group, Inc. (3)	368,676
27,500	Hanover Insurance Group, Inc	1,168,750
7,800	Mercury General Corp.	364,416
26,300	National Financial Partners Corp.	521,266
104,600	TCF Financial Corp.	1,258,338

		6,473,212

Health Services (5.3%)
28,200	Allscripts Healthcare Solutions, Inc. (3)	349,962
10,400	Covance, Inc. (3)	894,608
11,300	Healthways, Inc. (3)	334,480
7,100	Pharmaceutical Product Development, Inc.	304,590
30,500	Psychiatric Solutions, Inc. (3)	1,154,120
21,800	Stericycle, Inc. (3)	1,127,060
28,200	VCA Antech, Inc. (3)	783,396

		4,948,216

Health Technology (17.4%)
6,800	Alexion Pharmaceuticals, Inc. (3)	493,000
56,400	Amylin Pharmaceuticals, Inc. (3)	1,431,996
13,700	BioMarin Pharmaceutical, Inc. (3)	397,026
29,800	Celgene Corp. (3)	1,903,326
57,010	CryoLife, Inc. (3)	652,194
41,900	ev3, Inc. (3)	397,212
16,300	Gen-Probe, Inc. (3)	773,924
26,700	Hansen Medical, Inc. (3)	446,424
38,600	Hologic, Inc. (3)	841,480
12,100	ICON, A.D.R. (3)	913,792
5,500	Intuitive Surgical, Inc. (3)	1,481,700
49,600	NuVasive, Inc. (3)	2,215,136
49,600	PerkinElmer, Inc.	1,381,360
39,600	The Spectranetics Corp. (3)	390,456
24,196	SurModics, Inc. (3)	1,084,949
6,400	Techne Corp. (3)	495,296
23,800	Thoratec Corp. (3)	413,882
5,300	United Therapeutics Corp. (3)	518,075

		16,231,228

Industrial Services (9.7%)
9,000	Atwood Oceanics, Inc. (3)	1,119,060
20,700	Chicago Bridge & Iron Co.	824,274
13,400	Core Laboratories (3)	1,907,490
49,800	Flotek Industries, Inc. (3)	1,026,876
21,300	Lufkin Industries, Inc.	1,773,864
19,200	McDermott International, Inc. (3)	1,188,288
29,700	URS Corp. (3)	1,246,509

		9,086,361

Quantity Name of Issuer		Market Value ($)(1)

Non-Energy Minerals (1.5%)
8,500	Haynes International, Inc. (3)	489,175
25,200	RTI International Metals, Inc. (3)	897,624

		1,386,799

Process Industries (1.8%)
31,979	Darling International, Inc. (3)	528,293
58,900	Landec Corp. (3)	381,083
30,600	Zoltek Companies, Inc. (3)	742,050

		1,651,426

Producer Manufacturing (10.1%)
33,925	AMETEK, Inc.	1,601,939
20,800	Ampco-Pittsburgh Corp.	925,184
11,800	Anixter International, Inc. (3)	701,982
23,700	IDEX Corp.	873,108
29,850	Kaydon Corp.	1,534,589
31,386	Rofin-Sinar Technologies, Inc. (3)	947,857
11,600	Roper Industries, Inc.	764,208
19,000	Teledyne Technologies, Inc. (3)	927,010
33,500	Woodward Governor Co.	1,194,610

		9,470,487

Retail Trade (1.9%)
18,200	Dicks Sporting Goods, Inc. (3)	322,868
36,500	GameStop Corp. (3)	1,474,600

		1,797,468

Technology Services (9.7%)
55,500	ANSYS, Inc. (3)	2,615,160
47,700	Citrix Systems, Inc. (3)	1,402,857
23,000	Concur Technologies, Inc. (3)	764,290
96,450	Informatica Corp. (3)	1,450,608
17,800	j2 Global Communications, Inc. (3)	409,400
38,800	Quest Software, Inc. (3)	574,628
15,600	Syntel, Inc.	526,032
30,200	The Ultimate Software Group, Inc. (3)	1,076,026
18,200	ValueClick, Inc. (3)	275,730

		9,094,731

Transportation (0.8%)
36,200	UTI Worldwide, Inc.	722,190

Utilities (1.8%)
23,700	Equitable Resources, Inc.	1,636,722

Total common stocks (cost: $75,467,697)		91,549,953

Quantity Name of Issuer		Market Value ($)(1)

Short-Term Securities (2.1%) (2)
1,999,000	Sit Money Market Fund, 2.08% (4)	1,999,000

(cost: $1,999,000)

Total investments in securities (cost: $77,466,697) (5)		$ 93,548,953

See accompanying notes to portfolios of investments on page 40.

Sit Developing Markets Growth Fund
One Year Ended June 30, 2008

Portfolio Managers: Roger J. Sit and Raymond E. Sit

          The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Index, appreciating +5.26% for the latest fiscal year versus +2.59%. The outperformance is attributable to positive stock selection and allocation on both a regional and sector basis. The commodity-exposed holdings such as energy and materials stocks were positive contributors along with the underweight in the financial sector. This strong performance was partially offset by the Fund’s investments in Latin America.
          The Fund remains heavily exposed to Asia, as growth, albeit slower than the past several years, remains strong relative to other regions. The Fund has a 61.3% weight, which is well above the Index at 48.6%. The Fund’s exposure comes from consumer-related, commodity-related, technology, financial, and telecommunication holdings.
          The Fund continues to have a large absolute weight in Latin America at 23.1% versus the Index at 25.5%. Given our positive outlook for commodity-related stocks, the Fund’s exposure to these investments remains large. In addition, a strong economy bodes well for the consumer, therefore we also have exposure to retail and telecommunication stocks.
          The Fund’s exposure to Eastern European stocks increased to 9.0%, albeit still underweight the Index at 15.6%. The Eastern European investments are centered on consumer, agriculture, energy, and telecommunication stocks.
          The Fund continues to be underweight in the Middle East and Africa region at 5.1% versus the Index at 10.3%. This underweight is largely a function of our more bullish outlook for the Asia region. In Africa and the Middle East, the Fund’s investments consist of consumer, technology, pharmaceutical, and energy stocks.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/08:	$25.97 Per Share
6/30/0712/31/07:	$24.94 Per Share

Total Net Assets:	$23.2 Million

Weighted Average Market Cap:	$57.5 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
3 Month**	2.53%	-1.58%	-2.12%
6 Month**	-11.24	-12.72	-14.66
1 Year	5.26	2.59	-0.48
5 Year	26.77	26.72	25.20
10 Year	11.38	12.64	11.77
Inception	7.29	6.02	n/a
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)
1 Year	5.26%	2.59%	-0.48%
5 Year	227.45	226.77	207.68
10 Year	193.84	228.91	204.22
Inception	167.88	126.87	n/a
(7/1/94)

*As of 6/30/08		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
(2)

MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/98 and held until 6/30/08 would have increased to $29,384 in the Fund, or $32,891 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund

Portfolio of Investments - June 30, 2008

10 LARGEST HOLDINGS

1.	Petrobras
2.	Gazprom, A.D.R.
3.	Cia Vale Do Rio Doce, A.D.R.
4.	BHP Billiton, Ltd., A.D.R.
5.	Samsung Electronics
6.	Tenaris, A.D.R.
7.	Rio Tinto
8.	China Mobile, Ltd.
9.	America Movil, A.D.R.
10.	Uralkali, G.D.R.
Total Number of Holdings: 91

Quantity	Name of Issuer	Market Value ($)(1)
Common Stocks (98.0%) (2)
Africa/ Middle East (5.1%)
Israel (3.3%)
9,900	Amdocs, Ltd. (Technology Svcs.) (3)	291,258
7,100	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	209,947
5,700	Teva Pharmaceutical, A.D.R. (Health Tech.)	261,060

		762,265

South Africa (1.8%)
8,247	Bidvest Group, Ltd. (Consumer Services)	103,621
6,900	Naspers, Ltd. (Consumer Services)	150,690
3,000	Sasol, A.D.R. (Energy Minerals)	176,820

		431,131

Asia (60.6%)
Australia (8.1%)
9,000	BHP Billiton, Ltd., A.D.R.
	(Non-Energy Minerals)	766,710
4,700	Rio Tinto (Non-Energy Minerals)	610,518
1,000	Rio Tinto, A.D.R, (Non-Energy Minerals)	495,000

		1,872,228

China / Hong Kong (20.1%)
186,000	Ajisen China Holdings, Ltd.
	(Consumer Services) (3)	185,350
240,000	China Communications Construction. Co. (Transportation)	410,606
5,333	China Life Insurance Co., A.D.R. (Utilities)	278,276
8,200	China Mobile, Ltd. (Communications)	548,990
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	427,330
23,000	China Shenhua Energy Co. (Energy Minerals)	90,263
660,000	China Water Affairs Group (Utilities) (3)	194,684
18,200	ChinaEdu Corp., A.D.R. (Consumer Svcs.) (3)	86,450
4,000	Focus Media Holding, Ltd., A.D.R. (Commercial Services) (3)	110,880
3,700	Home Inns & Hotels Mgmt., Inc., A.D.R. (Consumer Services) (3)	70,337

Quantity	Name of Issuer	Market Value ($)(1)

6,000	Hong Kong Exchanges & Clearing (Finance)	87,723
45,000	Hongkong Land Holdings, Ltd. (Finance)	190,800
135,000	Huabao International Holdings, Ltd. (Consumer Non-Durables)	128,122
28,000	Li & Fung, Ltd. (Consumer Durables)	84,389
77,500	NetDragon Websoft, Inc. (Tech. Services)	102,376
3,500	New Oriental Education & Technology Group, A.D.R. (Consumer Svcs.) (3)	204,470
180,000	PetroChina Co. (Energy Minerals)	233,159
95,308	Ports Design, Ltd. (Retail Trade)	272,579
12,000	Sun Hung Kai Properties, Ltd. (Finance)	162,827
9,400	Suntech Power Holdings Co., Ltd., A.D.R. (Electronic Technology) (3)	352,124
158,000	Travelsky Technology, Ltd. (Consumer Svcs.)	103,952
96,000	Tsingtao Brewery Co., Ltd. (Consumer Non-Durables)	195,515
86,000	Xinao Gas Holdings, Ltd. (Utlities)	147,575

		4,668,777

India * (3.4%)
5,500	ICICI Bank, A.D.R. (Finance)	158,180
4,600	Infosys Technologies, Ltd., A.D.R. (Technology Svcs.)	199,916
4,300	Reliance Industries, Ltd., G.D.R. (Energy Minerals)	418,786

		776,882

Indonesia (1.0%)
54,500	PT Astra International (Producer Mfg.)	113,788
3,400	PT Telekomunikasi, A.D.R. (Communications)	109,650

		223,438

Phillipines (2.1%)
826,500	Manila Water Co. (Utilities)	335,976
486,000	SM Prime Holdings, Inc. (Retail Trade)	75,777
107,000	Union Bank of Philippines (Finance)	77,458

		489,211

Russia (10.3%)
15,050	Gazprom, A.D.R. (Energy Minerals)	872,900
1,500	Gazprom, A.D.R. (Energy Minerals)	86,850
3,000	Mobile Telesystems, A.D.R. (Communications)	229,830
2,700	LUKOIL, A.D.R. (Energy Minerals)	265,140
7,200	Uralkali, G.D.R. (Process Industries) (3)	523,440
14,000	Vimpel Communications, A.D.R. (Communications)	415,520

		2,393,680

Singapore (1.1%)
51,600	KS Energy Services, Ltd. (Energy Minerals)	71,680
85,650	Starhub, Ltd. (Communications)	179,415

		251,095

Quantity	Name of Issuer	Market Value ($)(1)

South Korea (9.3%)
725	Cheil Communications, Inc. (Commercial Svcs.)	171,885
9,007	Industrial Bank of Korea (Finance)	137,337
7,200	Korea Electric Power Corp. (Utilities)	104,616
2,200	Kookmin Bank (Finance)	129,975
1,900	Kookmin Bank, A.D.R. (Finance)	111,169
2,800	POSCO, A.D.R. (Non-Energy Minerals)	363,384
1,080	Samsung Electronics (Electronic Tech.)	645,285
5,600	Shinhan Financial Group (Finance)	253,219
310	Shinsegae Co., Ltd. (Retail Trade)	166,847
3,100	SK Telecom Co., A.D.R. (Communications)	64,387

		2,148,104

Taiwan (4.6%)
79,777	Cathay Financial Holding Co., Ltd. (Finance)	173,468
5,000	High Tech Computer Corp. (Electronic Technology)	112,015
31,525	Hon Hai Precision Industry Co., Ltd. G.D.R. (Electronic Technology)	313,360
12,960	Hon Hai Precision Industry Co., Ltd. (Electronic Technology)	63,833
111,362	Taiwan Semiconductor Co. (Electronic Tech.)	238,478
16,034	Taiwan Semiconductor Manufacturing Co., Ltd., A.D.R. (Electronic Tech.)	174,936

		1,076,090

Thailand (0.6%)
42,000	Bangkok Bank Public Co., Ltd. (Finance)	150,740

Europe (9.0%)
Austria (1.6%)
2,900	Raiffeisen Intl. Bank Hldg. AG (Finance)	370,616

Czech Republic (3.5%)
4,000	Central European Media Enterprises, Ltd. (Consumer Services) (3)	362,120
5,200	CEZ (Utilities)	461,374

		823,494

Poland (1.7%)
5,200	Central European Distribution Corp. (3) (Consumer Non-Durables)	385,580

Turkey (0.6%)
5,900	Tupras-Turkiye Petrol Rafinerileri A.S. (Energy Minerals)	136,206

United Kingdom (1.6%)
5,232	Anglo American p.l.c. (Non-Energy Minerals)	367,454

Quantity	Name of Issuer	Market Value ($)(1)

Latin America (23.1%)
Argentina (2.7%)
8,550	Tenaris, A.D.R. (Industrial Svcs.)	636,975

Brazil (12.7%)
19,200	AES Tiete S.A. (Utilities)	198,815
15,080	Banco Bradesco S.A. (Finance)	306,841
2,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, A.D.R. (Retail Trade)	89,166
3,600	Companhia de Bebidas das Americas (Consumer Non-Durables)	228,060
22,300	Companhia Vale do Rio Doce, A.D.R. (Non-Energy Minerals)	798,786
3,883	Embraer de Aeronautica, A.D.R. (Producer Mfg.)	102,899
34,680	Petrobras (Energy Minerals)	999,881
3,000	Petrobras, A.D.R. (Energy Minerals)	212,490

		2,936,938

Mexico (6.4%)
10,000	America Movil, A.D.R. (Communications)	527,500
6,400	Grupo Televisa S.A., A.D.R. (Consumer Svcs.)	151,168
4,200	Homex, A.D.R. (Consumer Durables) (3)	246,036
3,400	NII Holdings, Inc. (Communications) (3)	161,466
2,800	Telefonos de Mexico, A.D.R. (Communications)	66,304
2,800	Telmex Internacional, A.D.R. (Communications) (3)	45,080
72,540	Wal-Mart de Mexico (Retail Trade)	288,736

		1,486,290

Peru (1.3%)
2,800	Southern Copper Corp. (Non-Energy Minerals)	298,564

North America (0.2%)
United States (0.2%)
4,661	VeriFone Holdings, Inc. (Commercial Services) (3)	55,699

Total common stocks		22,741,457

(cost: $13,191,406)
Closed-End Mutual Fund (0.7%) (2)
4,900	India Fund* (Consumer Services)	173,362

(cost: $115,283)
Short-Term Securities (2.4%) (2)
556,000	Sit Money Market Fund, 2.08% (4)	556,000

(cost: $556,000)
Total investments in securities
(cost: $13,862,689) (5)		$23,470,819

* The Fund’s total investment in India including the India Fund comprises 4.1% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 40.

Sit Mutual Funds
Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5)	At June 30, 2008, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Cost for federal income tax purposes	$11,713,369	$54,141,754	$272,598,695	$160,809,070

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$2,141,784	$5,082,031	$35,467,494	$65,819,903
Gross unrealized depreciation	(965,058)	(3,462,218)	(15,517,719)	(15,473,127)

Net unrealized appreciation (depreciation)	$1,176,726	$1,619,813	$19,949,775	$50,346,776

	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund

Cost for federal income tax purposes	$26,653,116	$77,466,697	$13,862,689

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$12,644,240	$25,706,237	$10,513,189
Gross unrealized depreciation	(1,660,797)	(9,623,981)	(905,059)

Net unrealized appreciation (depreciation)	$10,983,443	$16,082,256	$9,608,130

This page has been left blank intentionally.

Sit Mutual Funds
June 30, 2008

Statements of Assets and Liabilities

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund

ASSETS
Investments in securities, at identified cost	$11,705,595	$54,076,982	$272,560,693

Investments in securities, at market value - see accompanying schedules for detail	$12,563,095	$54,751,567	$265,402,470
Investments in affiliated mutual funds	327,000	1,010,000	27,146,000
Cash in bank on demand deposit	2,560	190	51
Accrued interest and dividends receivable	64,478	87,243	245,235
Receivable for investment securities sold	—	729,729	—
Other receivables	194	5,788	16,136
Receivable for Fund shares sold	—	2,500	586,526

Total assets	12,957,327	56,587,017	293,396,418

LIABILITIES
Disbursements in excess of cash balances	—	—	—
Payable for investment securities purchased	—	355,064	4,630,673
Payable for Fund shares redeemed	—	641,322	820,163
Other payables	6,882	3,229	—
Accrued investment management and advisory services fee	11,040	47,846	250,123

Total liabilities	17,922	1,047,461	5,700,959

Net assets applicable to outstanding capital stock	$12,939,405	$55,539,556	$287,695,459

Net assets consist of:
Capital (par value and paid-in surplus)	$15,717,065	$52,240,007	$280,770,707
Undistributed (distributions in excess of) net investment income	97,265	265,719	572,524
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,059,425)	1,349,245	(13,635,549)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	1,184,500	1,684,585	19,987,777

	$12,939,405	$55,539,556	$287,695,459

Outstanding shares:
Common Shares (Class I Dividend Growth)	793,071	3,145,444	6,626,764
Common Shares (Class S Dividend Growth)	—	1,093,101	—

Net assets applicable to outstanding shares:
Common Shares (Class I Dividend Growth)	$12,939,405	$41,239,368	$287,695,459
Common Shares (Class S Dividend Growth)	—	14,300,188	—

Net asset value per share of outstanding capital stock:
Common Shares (Class I Dividend Growth)	$16.32	$13.11	$43.41
Common Shares (Class S Dividend Growth)	—	$13.08	—

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund

ASSETS
Investments in securities, at identified cost	$160,725,450	$26,650,280	$77,466,697	$13,862,689

Investments in securities, at market value - see accompanying schedules for detail	$206,578,846	$36,574,559	$91,549,953	$22,914,819
Investments in affiliated mutual funds	4,577,000	1,062,000	1,999,000	556,000
Cash in bank on demand deposit	926	186	195	1,293
Accrued interest and dividends receivable	116,085	157,435	15,721	70,551
Receivable for investment securities sold	—	—	528,996	—
Other receivables	—	—	51,713	6,887
Receivable for Fund shares sold	26,943	—	—	—

Total assets	211,299,800	37,794,180	94,145,578	23,549,550

LIABILITIES
Disbursements in excess of cash balances	—	—	—	—
Payable for investment securities purchased	—	—	494,705	—
Payable for Fund shares redeemed	48,991	—	3,496	313,989
Other payables	154,879	27,406	—	—
Accrued investment management and advisory services fee	216,345	52,672	120,714	40,486

Total liabilities	420,215	80,078	618,915	354,475

Net assets applicable to outstanding capital stock	$210,879,585	$37,714,102	$93,526,663	$23,195,075

Net assets consist of:
Capital (par value and paid-in surplus)	$164,771,511	$55,881,839	$106,413,154	$12,983,910
Undistributed (distributions in excess of) net investment income	—	308,462	—	(593)
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,322,322)	(29,465,047)	(28,968,747)	602,946
Unrealized appreciation (depreciation) on investments and foreign currency transactions	50,430,396	10,988,848	16,082,256	9,608,812

	$210,879,585	$37,714,102	$93,526,663	$23,195,075

Outstanding shares:
Common Shares (Class I Dividend Growth)	14,215,579	2,118,603	2,497,949	893,274
Common Shares (Class S Dividend Growth)	—	—	—	—

Net assets applicable to outstanding shares:
Common Shares (Class I Dividend Growth)	$210,879,585	$37,714,102	$93,526,663	$23,195,075
Common Shares (Class S Dividend Growth)	—	—	—	—

Net asset value per share of outstanding capital stock:
Common Shares (Class I Dividend Growth)	$14.83	$17.80	$37.44	$25.97
Common Shares (Class S Dividend Growth)	—	—	—	—

See accompanying notes to financial statements on page 50.

Sit Mutual Funds
One Year Ended June 30, 2008

Statements of Operations

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund

Investment income:
Income:
Dividends *	$125,147	$1,205,590	$2,329,359
Interest	293,999	64,977	737,411

Total income	419,146	1,270,567	3,066,770

Expenses (note 3):
Investment management and advisory services fee	130,588	473,658	2,100,816
12b-1 Fee - Class S	—	17,218	—

Total expenses	130,588	490,876	2,100,816

Less fees and expenses absorbed by investment adviser	—	—	—

Total net expenses	130,588	490,876	2,100,816

Net investment income (loss)	288,558	779,691	965,954

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	455,191	2,153,005	1,347,416
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(988,060)	(4,651,033)	(7,165,526)
Realized gain (loss) on foreign currency transactions	—	—	—

Net gain (loss) on investments	(532,869)	(2,498,028)	(5,818,110)

Net increase (decrease) in net assets resulting from operations	($244,311)	($1,718,337)	($4,852,156)

* Dividends are net of foreign withholding tax of $67,577 and $31,513 in the International Growth Fund and Developing Markets Growth Fund, respectively.

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund

Investment income:
Income:
Dividends *	$1,026,387	$723,263	$301,442	$363,579
Interest	588,114	173,569	285,113	48,845

Total income	1,614,501	896,832	586,555	412,424

Expenses (note 3):
Investment management and advisory services fee	2,746,150	726,891	1,543,702	477,135
12b-1 Fee - Class S	—	—	—	—

Total expenses	2,746,150	726,891	1,543,702	477,135

Less fees and expenses absorbed by investment adviser	(219,586)	(137,520)	—	—

Total net expenses	2,526,564	589,371	1,543,702	477,135

Net investment income (loss)	(912,063)	307,461	(957,147)	(64,711)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	12,282,658	1,973,380	8,104,312	602,948
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,977,322)	(3,774,119)	(14,446,734)	(138,363)
Realized gain (loss) on foreign currency transactions	—	1,001	—	(106)

Net gain (loss) on investments	(2,694,664)	(1,799,738)	(6,342,422)	464,479

Net increase (decrease) in net assets resulting from operations	($3,606,727)	($1,492,277)	($7,299,569)	$399,768

See accompanying notes to financial statements on page 50.

Sit Mutual Funds
Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund
	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007

Operations:
Net investment income (loss)	$288,558	$257,732	$779,691	$572,161
Net realized gain (loss) on investments	455,191	445,217	2,153,005	1 ,542,542
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(988,060)	919,520	(4,651,033)	3,970,722
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(244,311)	1,622,469	(1,718,337)	6,085,425

Distributions to shareholders from:
Net investment income
Common Shares (Class I Dividend Growth)	(249,989)	(256,000)	(606,444)	(496,446)
Common Shares (Class S Dividend Growth)	—	—	(74,556)	(22,553)
Net realized gains on investments
Common Shares (Class I Dividend Growth)	—	—	(1,924,515)	(421,852)
Common Shares (Class S Dividend Growth)	—	—	(191,378)	(39,234)

Total distributions	(249,989)	(256,000)	(2,796,893)	(980,085)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I Dividend Growth)	1,745,748	1,206,652	8,740,816	12,068,364
Common Shares (Class S Dividend Growth)	—	—	13,936,094	2,731,531
Fund merger (note 4)	—	—	—	—
Reinvested distributions
Common Shares (Class I Dividend Growth)	248,615	254,122	2,462,870	881,856
Common Shares (Class S Dividend Growth)	—	—	265,215	61,758
Payments for shares redeemed
Common Shares (Class I Dividend Growth)	(1,089,997)	(1,914,798)	(3,780,160)	(4,265,483)
Common Shares (Class S Dividend Growth)	—	—	(2,066,712)	(272,215)

Increase (decrease) in net assets from capital shares transactions	904,366	(454,024)	19,558,123	11,205,811

Total increase (decrease) in net assets	410,066	912,445	15,042,893	16,311,151
Net assets
Beginning of period	12,529,339	11,616,894	40,496,663	24,185,512

End of period *	$12,939,405	$12,529,339	$55,539,556	40,496,663

Capital transactions in shares:
Sold
Common Shares (Class I Dividend Growth)	102,081	77,470	623,487	896,432
Common Shares (Class S Dividend Growth)	—	—	1,030,568	207,573
Fund merger (note 4)	—	—	—	—
Reinvested distributions
Common Shares (Class I Dividend Growth)	14,590	16,162	177,524	67,065
Common Shares (Class S Dividend Growth)	—	—	19,253	4,634
Redeemed
Common Shares (Class I Dividend Growth)	(63,511)	(120,814)	(269,004)	(318,156)
Common Shares (Class S Dividend Growth)	—	—	(152,868)	(20,003)

Net increase (decrease)	53,160	(27,182)	1,428,960	837,545

* includes undistributed net investment income	$97,265	$58,696	$265,719	$167,028

	Large Cap Growth Fund		Mid Cap Growth Fund
	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008		Year ended June 30, 2007

Operations:
Net investment income (loss)	$965,954	$643,746	($912,063	) (	$595,978)
Net realized gain (loss) on investments	1,347,416	4,367,479	12,282,658		23,747,656
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,165,526)	12,770,846	(14,977,322)		13,441,236
Net realized gain (loss) on foreign currency transactions	—	—	—		—

Net increase (decrease) in net assets resulting from operations	(4,852,156)	17,782,071	(3,606,727)		36,592,914

Distributions to shareholders from:
Net investment income
Common Shares (Class I Dividend Growth)	(640,031)	(730,000)	—		—
Common Shares (Class S Dividend Growth)	—	—	—		—
Net realized gains on investments
Common Shares (Class I Dividend Growth)	—	—	(7,135,630)		—
Common Shares (Class S Dividend Growth)	—	—	—		—

Total distributions	(640,031)	(730,000)	(7,135,630)		—

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I Dividend Growth)	208,273,800	32,745,007	22,370,170		6,847,730
Common Shares (Class S Dividend Growth)	—	—	—		—
Fund merger (note 4)	—	—	14,051,322		—
Reinvested distributions
Common Shares (Class I Dividend Growth)	631,433	717,055	6,945,803		—
Common Shares (Class S Dividend Growth)	—	—	—		—
Payments for shares redeemed
Common Shares (Class I Dividend Growth)	(41,459,014)	(26,645,574)	(27,001,040)		(29,726,106)
Common Shares (Class S Dividend Growth)	—	—	—		—

Increase (decrease) in net assets from capital shares transactions	167,446,219	6,816,488	16,366,255		(22,878,376)

Total increase (decrease) in net assets	161,954,032	23,868,559	5,623,898		13,714,538
Net assets
Beginning of period	125,741,427	101,872,868	205,255,687		191,541,149

End of period *	$287,695,459	$125,741,427	$210,879,585		$205,255,687

Capital transactions in shares:
Sold
Common Shares (Class I Dividend Growth)	4,684,727	803,378	1,632,769		485,169
Common Shares (Class S Dividend Growth)	—	—	—		—
Fund merger (note 4)	—	—	809,357		—
Reinvested distributions
Common Shares (Class I Dividend Growth)	14,028	17,541	441,003		—
Common Shares (Class S Dividend Growth)	—	—	—		—
Redeemed
Common Shares (Class I Dividend Growth)	(930,264)	(672,308)	(1,734,089)		(2,144,755)
Common Shares (Class S Dividend Growth)	—	—	—		—

Net increase (decrease)	3,768,491	148,611	1,149,040		(1,659,586)

* includes undistributed net investment income	$572,524	$246,601	$—		$—

	International Growth Fund
	Year ended June 30, 2008	Year ended June 30, 2007

Operations:
Net investment income (loss)	$307,461	$433,345
Net realized gain (loss) on investments	1,973,380	1,628,649
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,774,119)	5,245,252
Net realized gain (loss) on foreign currency transactions	1,001	(1,238)

Net increase (decrease) in net assets resulting from operations	(1,492,277)	7,306,008

Distributions to shareholders from:
Net investment income
Common Shares (Class I Dividend Growth)	(408,875)	(326,000)
Common Shares (Class S Dividend Growth)	—	—
Net realized gains on investments
Common Shares (Class I Dividend Growth)	—	—
Common Shares (Class S Dividend Growth)	—	—

Total distributions	(408,875)	(326,000)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I Dividend Growth)	3,309,438	2,625,666
Common Shares (Class S Dividend Growth)	—	—
Fund merger (note 4)	—	—
Reinvested distributions
Common Shares (Class I Dividend Growth)	400,670	315,077
Common Shares (Class S Dividend Growth)	—	—
Payments for shares redeemed
Common Shares (Class I Dividend Growth)	(3,606,064)	(5,109,084)
Common Shares (Class S Dividend Growth)	—	—

Increase (decrease) in net assets from capital shares transactions	104,044	(2,168,341)

Total increase (decrease) in net assets	(1,797,108)	4,811,667
Net assets
Beginning of period	39,511,210	34,699,543

End of period *	$37,714,102	$39,511,210

Capital transactions in shares:
Sold
Common Shares (Class I Dividend Growth)	174,630	155,761
Common Shares (Class S Dividend Growth)	—	—
Fund merger (note 4)	—	—
Reinvested distributions
Common Shares (Class I Dividend Growth)	21,392	18,755
Common Shares (Class S Dividend Growth)	—	—
Redeemed
Common Shares (Class I Dividend Growth)	(190,170)	(303,041)
Common Shares (Class S Dividend Growth)	—	—

Net increase (decrease)	5,852	(128,525)

* includes undistributed net investment income	$307,461	$408,875

See accompanying notes to financial statements on page 50.

Sit Mutual Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Developing Markets Growth Fund
	Year ended June 30, 2008	Year ended June 30, 2007	Year ended June 30, 2008	Year ended June 30, 2007

Operations:
Net investment income (loss)	($957,147)	($793,277)	($64,711)	$37,371
Net realized gain (loss) on investments	8,104,312	7,930,349	602,948	1,134,284
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,446,734)	10,914,243	(138,363)	4,423,542
Net realized gain (loss) on foreign currency transactions	—	—	(106)	(486)

Net increase (decrease) in net assets resulting from operations	(7,299,569)	18,051,315	399,768	5,594,711

Distributions to shareholders from:
Net investment income
Common Shares (Class I Dividend Growth)	—	—	(35,294)	(35,000)
Common Shares (Class S Dividend Growth)	—	—	—	—
Net realized gains on investments
Common Shares (Class I Dividend Growth)	—	—	(241,893)	—
Common Shares (Class S Dividend Growth)	—	—	—	—

Total distributions	—	—	(277,187)	(35,000)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I Dividend Growth)	11,785,566	4,871,110	12,009,397	4,178,847
Common Shares (Class S Dividend Growth)	—	—	—	—
Fund merger (note 4)	—	—	—	—
Reinvested distributions
Common Shares (Class I Dividend Growth)	—	—	269,654	34,063
Common Shares (Class S Dividend Growth)	—	—	—	—
Payments for shares redeemed
Common Shares (Class I Dividend Growth)	(16,759,064)	(24,099,642)	(7,637,020)	(4,399,434)
Common Shares (Class S Dividend Growth)	—	—	—	—

Increase (decrease) in net assets from capital shares transactions	(4,973,498)	(19,228,532)	4,642,031	(186,524)

Total increase (decrease) in net assets	(12,273,067)	(1,177,217)	4,764,612	5,373,187
Net assets
Beginning of period	105,799,730	106,976,947	18,430,463	13,057,276

End of period *	$93,526,663	$105,799,730	$23,195,075	$18,430,463

Capital transactions in shares:
Sold
Common Shares (Class I Dividend Growth)	292,167	140,033	430,789	199,647
Common Shares (Class S Dividend Growth)	—	—	—	—
Fund merger (note 4)	—	—	—	—
Reinvested distributions
Common Shares (Class I Dividend Growth)	—	—	9,562	1,642
Common Shares (Class S Dividend Growth)	—	—	—	—
Redeemed
Common Shares (Class I Dividend Growth)	(429,997)	(701,012)	(286,042)	(213,628)
Common Shares (Class S Dividend Growth)	—	—	—	—

Net increase (decrease)	(137,830)	(560,979)	154,309	(12,339)

* includes undistributed net investment income	$—	$—	$—	$35,154

This page has been left blank intentionally.

See accompanying notes to financial statements on page 50.

Sit Mutual Funds
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, and Sit Balanced, are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Small Cap Growth	Maximize long-term capital appreciation.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth Fund offers Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities
Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended June 30, 2008.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Funds do not expect any changes to their fair valuation procedures for net assets and expect the only impact of this pronouncement will be a new disclosure of methods of fair value.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material impact on the Funds.

Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2008, there were no securities deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities, if any are determined to be liquid and are not included within the limitation specified above.

Sit Mutual Funds
Notes to Financial Statements (continued)

Foreign Currency Translations and Forward Foreign Currency Contracts

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2005, 2006, and 2007 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2008 and 2007 were as follows:

Year Ended June 30, 2008:
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
Balanced	$249,989	—	—	$249,989
Dividend Growth (Class I)	946,131	1,584,828	—	2,530,959
Dividend Growth (Class S)	108,336	157,598	—	265,934
Large Cap Growth	640,031	—	—	640,031
Mid Cap Growth	—	7,032,835	$102,795	7,135,630
International Growth	408,875	—	—	408,875
Small Cap Growth	—	—	—	—
Developing Markets Growth	35,294	241,893	—	277,187

Year Ended June 30, 2007:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$256,000	—	$256,000
Dividend Growth (Class I)	561,812	356,486	918,298
Dividend Growth (Class S)	28,632	33,155	61,787
Large Cap Growth	730,000	—	730,000
Mid Cap Growth	—	—	—
International Growth	326,000	—	326,000
Small Cap Growth	—	—	—
Developing Markets Growth	35,000	—	35,000

          As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$97,265	($4,051,650)	$1,176,726
Dividend Growth	265,719	1,414,018	1,619,813
Large Cap Growth	572,524	(13,597,546)	19,949,775
Mid Cap Growth	—	(4,238,702)	50,346,776
International Growth	308,462	(29,462,210)	10,986,012
Small Cap Growth	—	(28,968,747)	16,082,256
Developing Markets Growth	—	602,948	9,608,219

Sit Mutual Funds

Notes to Financial Statements (continued)

Undistributed net investment income and accumulated net realized gains (losses) from the Statements of Assets and Liabilities have been increased (decreased) by current permanent book-to-tax differences resulting in reclassifications:

	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Additional Paid-in Capital
Mid Cap Growth	912,063	(6,751,535)	5,839,472
International Growth	1,001	(1,001)	—
Small Cap Growth	957,147	—	(957,147)
Developing Markets Growth	64,258	106	(64,364)

As of June 30, 2008, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced	$4,051,650	2011-2013
Large Cap Growth	13,597,546	2011-2012
Mid Cap Growth	4,238,702	2009-2012
International Growth	29,462,210	2010-2013
Small Cap Growth	28,968,747	2011-2012

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2008, were as follow:

	Purchases ($)	Proceeds ($)
Balanced	7,433,410	6,590,384
Dividend Growth	35,420,300	17,845,096
Large Cap Growth	193,647,964	42,808,766
Mid Cap Growth	80,247,100	72,429,581
International Growth	6,513,064	7,281,985
Small Cap Growth	34,301,711	40,743,783
Developing Markets Growth	6,885,240	1,985,488

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	1.00%
Dividend Growth	1.00%	1.00%
Large Cap Growth	1.00%	1.00%
Mid Cap Growth	1.25%	1.15%
International Growth	1.85%	1.50%
Small Cap Growth	1.50%	1.50%
Developing Markets Growth	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

In addition to the annual 1.00% management fee the Dividend Growth Fund Class S also has a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Sit Mutual Funds

Notes to Financial Statements (continued)

For the periods through December 31, 2008 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund and International Growth Fund to 1.15% and 1.50% of the Fund’s average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to SIA under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of June 30, 2008:

Shares
Balanced	327,000
Dividend Growth	1,010,000
Large Cap Growth	27,146,000
Mid Cap Growth	4,577,000
International Growth	1,062,000
Small Cap Growth	1,999,000
Developing Markets Growth	556,000

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2008:

	Shares	% Shares Outstanding
Balanced	214,908	27.1
Dividend Growth	955,045	22.5
Large Cap Growth	433,448	6.5
Mid Cap Growth	3,206,006	22.6
International Growth	731,151	34.5
Small Cap Growth	814,680	32.6
Developing Markets Growth	187,243	21.0

(4)	Fund Merger

Pursuant to a plan approved by the shareholders of the Sit Science and Technology Growth Fund (“Science and Technology Fund”), the Mid Cap Growth Fund (“Mid Cap Fund”) acquired all of the assets of the Science and Technology Fund in exchange for shares of common stock of the Mid Cap Fund effective October 26, 2007.

The aggregate net assets of the Mid Cap Fund immediately before the acquisition were $232,066,744 and the combined net assets immediately after the acquisition were $246,118,066. In exchange for 1,052,387 shares and $14,051,322 of net assets in the Science and Technology Fund, the Mid Cap Fund issued 809,357 shares. The net assets of the Science and Technology Fund consisted of: Capital stock of $29,319,743, Accumulated net realized loss of ($19,500,352), and Unrealized appreciation of $4,231,931. As a result of the merger, the Mid Cap Fund acquired capital loss carryovers, which are limited to $6,807,218 by the Internal Revenue Code Section 382, and unrealized capital gains.

Sit Balanced Fund

Financial Highlights

	Years Ended June 30,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$16.93	$15.14	$14.53	$13.80	$12.47

Operations:
Net investment income (1)	.38	.34	.28	.26	.21
Net realized and unrealized gains (losses) on investments	(.66)	1.78	.59	.73	1.34

Total from operations	(.28)	2.12	.87	.99	1.55

Distributions to Shareholders:
From net investment income	(.33)	(.33)	(.26)	(.26)	(.22)
From net realized gains	—	—	—	—	—

Total distributions	(.33)	(.33)	(.26)	(.26)	(.22)

Net Asset Value:
End of period	$16.32	$16.93	$15.14	$14.53	$13.80

Total investment return (2)	(1.72%)	14.24%	6.03%	7.28%	12.53%

Net assets at end of period (000’s omitted)	$12,939	$12,529	$11,617	$12,251	$12,441

Ratios:
Expenses to average daily net assets (3)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	2.22%	2.13%	1.84%	1.84%	1.58%

Portfolio turnover rate (excluding short-term securities)	54.96%	41.63%	50.00%	36.32%	44.82%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Dividend Growth Fund Class I

Financial Highlights

								Six months Ended June 30, 2004
	Years Ended June 30,

	2008		2007		2006		2005

Net Asset Value:
Beginning of period	$14.42		$12.26		$11.18		$10.14	$10.00

Operations:
Net investment income (loss) (1)	.23		.24		.25		.21	.08
Net realized and unrealized gains (losses) on investments	(.63)		2.35		1.20		1.01	.10

Total from operations	(.40)		2.59		1.45		1.22	.18

Distributions to Shareholders:
From net investment income	(.22)		(.23)		(.23)		(.18)	(.04)
From net realized gains	(.69)		(.20)		(.14)		—	—

Total distributions	(.91)		(.43)		(.37)		(.18)	(.04)

Net Asset Value:
End of period	$13.11		$14.42		$12.26		$11.18	$10.14

Total investment return (2)	(3.06%)		21.48%		13.20%		12.12%	1.75%

Net assets at end of period (000’s omitted)	$41,239		$37,674		$24,137		$14,196	$6,872

Ratios:
Expenses to average daily net assets (3)	1.00%		1.00%		1.00%		1.00%	1.00	% (5)
Net investment income (loss) to average daily net assets	1.68%		1.81%		2.09%		1.94%	1.79	% (5)

Portfolio turnover rate (excluding short-term securities)	38.86	% (4)	34.02	% (4)	41.28	% (4)	54.89%	13.67%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire Fund.

(5)	Percentages are adjusted to an annual rate.

See accompanying notes to financial statements on page 50.

Sit Dividend Growth Fund Class S

Financial Highlights

	Year Ended June 30, 2008		Year Ended June 30, 2007		Three months Ended June 30, 2006

Net Asset Value:
Beginning of period	$14.39		$12.26		$12.28

Operations:
Net investment income (loss) (1)	.20		.21		.05
Net realized and unrealized gains (losses) on investments	(.63)		2.33		(.02)

Total from operations	(.43)		2.54		.03

Distributions to Shareholders:
From net investment income	(.19)		(.21)		(.05)
From net realized gains	(.69)		(.20)		—

Total distributions	(.88)		(.41)		(.05)

Net Asset Value:
End of period	$13.08		$14.39		$12.26

Total investment return (2)	(3.27%)		21.02%		0.27%

Net assets at end of period (000’s omitted)	$14,300		$2,823		$48

Ratios:
Expenses to average daily net assets (3)	1.25%		1.25%		1.25	% (5)
Net investment income (loss) to average daily net assets	1.43%		1.56%		1.84	% (5)

Portfolio turnover rate (excluding short-term securities)	38.86	% (4)	34.02	% (4)	41.28	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire fund.

(5)	Percentages are adjusted to an annual rate.

Sit Large Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$43.99	$37.60	$34.27	$31.96	$26.92

Operations:
Net investment income (loss) (1)	.20	.24	.17	.16	.01
Net realized and unrealized gains
(losses) on investments	(.65)	6.43	3.23	2.27	5.05

Total from operations	(.45)	6.67	3.40	2.43	5.06

Distributions to Shareholders:
From net investment income	(.13)	(.28)	(.07)	(.12)	(.02)
From net realized gains	—	—	—	—	—

Total distributions	(.13)	(.28)	(.07)	(.12)	(.02)

Net Asset Value:
End of period	$43.41	$43.99	$37.60	$34.27	$31.96

Total investment return (2)	(1.03%)	17.79%	9.91%	7.62%	18.81%

Net assets at end of period (000’s omitted)	$287,695	$125,741	$101,873	$69,660	$63,774

Ratios:
Expenses to average daily net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.46%	0.59%	0.46%	0.49%	0.02%

Portfolio turnover rate (excluding short-term securities)	21.97%	27.80%	23.71%	23.22%	29.71%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes to financial statements on page 50.

61

Sit Mid Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$15.71	$13.01	$11.28	$10.23	$8.06

Operations:
Net investment income (loss) (1)	(.07)	(.04)	—	(.07)	(.07)
Net realized and unrealized gains (losses) on investments	(.31)	2.74	1.73	1.12	2.24

Total from operations	(.38)	2.70	1.73	1.05	2.17

Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	(.50)	—	—	—	—

Total distributions	(.50)	—	—	—	—

Net Asset Value:
End of period	$14.83	$15.71	$13.01	$11.28	$10.23

Total investment return (2)	(2.63%)	20.75%	15.34%	1 0.26%	26.92%

Net assets at end of period (000’s omitted)	$210,880	$205,256	$191,541	$199,449	$204,946

Ratios (3):
Expenses (without waiver)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) (without waiver)	(0.52%)	(0.41%)	(0.13%)	(0.76%)	(0.81%)
Net investment income (loss) (with waiver)	(0.42%)	(0.31%)	(0.03%)	(0.66%)	(0.71%)

Portfolio turnover rate (excluding short-term securities)	34.61%	40.08%	32.48%	39.74%	65.14%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.25% of average daily net assets.
However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

Sit International Growth Fund

Financial Highlights

	Years Ended June 30,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$18.70	$15.48	$12.31	$11.24	$9.39

Operations:
Net investment income (loss) (1)	.15	.20	.14	.07	.01
Net realized and unrealized gains (losses) on investments	(.85)	3.17	3.10	1.03	1.92

Total from operations	(.70)	3.37	3.24	1.10	1.93

Distributions to Shareholders:
From net investment income	(.20)	(.15)	(.07)	(.03)	(.08)
From net realized gains	—	—	—	—	—

Total distributions	(.20)	(.15)	(.07)	(.03)	(.08)

Net Asset Value:
End of period	$17.80	$18.70	$15.48	$12.31	$11.24

Total investment return (2)	(3.82%)	21.87%	26.37%	9.80%	20.63%

Net assets at end of period (000’s omitted)	$37,714	$39,511	$34,700	$29,152	$34,281

Ratios (3):
Expenses (without waiver) (4)	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses (with waiver) (4)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) (without waiver)	0.43%	0.84%	0.60%	0.21%	(0.21%)
Net investment income (loss) (with waiver)	0.78%	1.19%	0.95%	0.56%	0.14%

Portfolio turnover rate (excluding short-term securities)	16.83%	17.25%	20.21%	28.27%	44.37%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.85% of average daily net assets.
However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 50.

Sit Small Cap Growth Fund

Financial Highlights

	Years Ended June 30,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$40.14	$33.46	$27.74	$25.29	$21.64

Operations:
Net investment income (loss) (1)	(.37)	(.27)	(.23)	(.27)	(.27)
Net realized and unrealized gains (losses) on investments	(2.33)	6.95	5.95	2.72	3.92

Total from operations	(2.70)	6.68	5.72	2.45	3.65

Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Net Asset Value:
End of period	$37.44	$40.14	$33.46	$27.74	$25.29

Total investment return (2)	(6.73%)	19.96%	20.62%	9.69%	16.87%

Net assets at end of period (000’s omitted)	$93,527	$105,800	$106,977	$180,545	$199,810

Ratios:
Expenses to average daily net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.93%)	(0.79%)	(0.67%)	(1.08%)	(1.10%)

Portfolio turnover rate (excluding short-term securities)	37.20%	38.79%	54.73%	33.75%	65.79%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

Sit Developing Markets Growth Fund

Financial Highlights

	Years Ended June 30,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$24.94	$17.38	$12.97	$9.89	$8.12

Operations:
Net investment income (loss) (1)	(.07)	.05	.04	.06	.04
Net realized and unrealized gains (losses) on investments	1.41	7.56	4.43	3.04	1.78

Total from operations	1.34	7.61	4.47	3.10	1.82

Distributions to Shareholders:
From net investment income	(.04)	(.05)	(.06)	(.02)	(.05)
From net realized gains	(.27)	—	—	—	—

Total distributions	(.31)	(.05)	(.06)	(.02)	(.05)

Net Asset Value:
End of period	$25.97	$24.94	$17.38	$12.97	$9.89

Total investment return (2)	5.26%	43.82%	34.47%	31.32%	22.48%

Net assets at end of period (000’s omitted)	$23,195	$18,430	$13,057	$10,575	$8,030

Ratios:
Expenses to average daily net assets (3)	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	(0.27%)	0.25%	0.24%	0.55%	0.37%

Portfolio turnover rate (excluding short-term securities)	9.40%	16.25%	27.38%	29.54%	33.72%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 50.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Dividend Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.) as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2008 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
August 20, 2008

This page has been left blank intentionally.

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 to June 30, 2008.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (1/1/08)	Ending Account Value (6/30/08)	Expenses Paid During Period* (1/1/08) - 6/30/08)

Actual	$1,000.00	$ 943.90	$4.82

Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.01

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Dividend Growth Fund Class I	Beginning Account Value (1/1/08)	Ending Account Value (6/30/08)	Expenses Paid During Period* (1/1/08) - 6/30/08)

Actual	$1,000.00	$ 938.50	$4.81

Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.01

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Dividend Growth Fund Class S	Beginning Account Value (1/1/08)	Ending Account Value (6/30/08)	Expenses Paid During Period* (1/1/08 - 6/30/08)
Actual	$1,000.00	$ 937.40	$6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.26
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Large Cap Growth Fund	Beginning Account Value (1/1/08)	Ending Account Value (6/30/08)	Expenses Paid During Period* (1/1/08 - 6/30/08)
Actual	$1,000.00	$ 943.90	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.01
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Mid Cap Growth Fund	Beginning Account Value (1/1/08)	Ending Account Value (6/30/08)	Expenses Paid During Period* (1/1/08 - 6/30/08)
Actual	$1,000.00	$ 920.50	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.76
*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

International Growth Fund	Beginning Account Value (1/1/08)	Ending Account Value (6/30/08)	Expenses Paid During Period* (1/1/08 - 6/30/08)
Actual	$1,000.00	$ 918.50	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.50
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Small Cap Growth Fund	Beginning Account Value (1/1/08)	Ending Account Value (6/30/08)	Expenses Paid During Period* (1/1/08) - 6/30/08)
Actual	$1,000.00	$ 908.70	$7.10
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.50
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Expense Example (Continued)

Developing Markets Growth Fund	Beginning Account Value (1/1/08)	Ending Account Value (6/30/08)	Expenses Paid During Period* (1/1/08 - 6/30/08)
Actual	$1,000.00	$ 887.60	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$9.99
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Information about Directors and Officers

     The Sit Mutual Funds are a family of no-load mutual funds. The seven Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, and the Sit Dividend Growth Fund (the “Funds” or individually, a “Fund”). The five bond funds within the Sit Mutual Fund family are described in a Bond Funds Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, and Sit Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Interested Director:
William E. Frenzel (2) Age: 79	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of Sit Investment Associates, (the “Adviser”); Director of Sit/Kim International Investment Associates, II, LLC (“Sit/Kim”); Director of Sit Investment Fixed Income Advisors, Inc. (“SF”).	12	None.
Independent Directors:
Melvin C. Bahle Age: 89	Director	Director since 2005; Director Emeritus from 1995 to 2005, and Director from 1984 to 1995, or the Fund’s inception if later.	Director and/or officer of several foundations and charitable organizations.	12	None.
John P. Fagan Age: 78	Director	Director since 2006.	Honorary member on Board of St. Joseph’s College in Rensselaer, IN.	12	None.
Sidney L. Jones Age: 74	Director	Director from 1988 to 1989 and from 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Company, Toronto, Canada (investment management).	12	None.

Information about Directors and Officers (Continued)

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Independent Directors (continued)
Bruce C. Lueck Age: 67	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	12	None.
Donald W. Phillips Age: 60	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Officers:
Roger J. Sit Age: 46	President	Re-elected by the Boards annually; Officer since 1998.	President, CEO and Global CIO of the Adviser; Director, President, CEO and Global CIO of Sit/Kim; Chairman and CEO of SF; Chairman of SIA Securities Corp. (the “Distributor”).	N/A	N/A
Kent L. Johnson Age: 42	Vice President -Investments	Re-elected by the Boards annually; Officer since 2003.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 48	Vice President - Investments	Re-elected by the Boards annually; Officer since 1985.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Robert W. Sit Age: 39	Vice President - Investments	Re-elected by the Boards annually; Officer since 1997.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Bryce A. Doty Age: 41	Vice President - Investments of Balanced Fund only.	Re-elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A
Mark H. Book Age: 45	Vice President - Investments of Balanced Fund only.	Re-elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A
Paul E. Rasmussen Age: 47	Vice President, Treasurer & Chief Compliance Officer	Re-elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller & Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President of the Distributor.	N/A	N/A

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Officers (Continued)
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 63	Secretary	Re-elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP	N/A	N/A
Carla J. Rose Age: 42	Vice President, Assistant Secretary & Assistant Treasurer	Re-elected by the Boards annually; Officer since 2000.

Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor.

				N/A	N/A
Kelly K. Boston Age: 39	Assistant Secretary & Assistant Treasurer	Re-elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A

(1)	Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

(3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Federal Tax Information (Unaudited)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (f)

Balanced Fund
October 5, 2007	$0.07569		$0.00000
December 18, 2007	0.08405		0.00000
April 11, 2008	0.08652		0.00000
July 11, 2008	0.12830		0.00000

	$0.37456	(b)	$0.00000

Dividend Growth Fund (Class I)
October 5, 2007	$0.04984		$0.00000
December 18, 2007	0.18314		0.57089
April 11, 2008	0.04818		0.00000
July 11, 2008	0.06380		0.00000

	$0.34496	(c)	$0.57089

Dividend Growth Fund (Class S)
October 5, 2007	$0.04279		$0.00000
December 18, 2007	0.17420		0.57089
April 11, 2008	0.04393		0.00000
July 11, 2008	0.05568		0.00000

	$0.31659	(c)	$0.57089

Large Cap Growth Fund
December 18, 2007	$0.13308	(d)	$0.00000

Mid Cap Growth Fund
December 18, 2007	$0.00000		$0.49660	(g)

Developing Markets Growth Fund
December 18, 2007	$0.03912	(e)	$0.26810

International Growth Fund
December 18, 2007	$0.19615	(e)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as ordinary income, 29.9% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 42.6% qualifying for dividends-received deduction by corporations.

(c)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 91.4% qualifying for dividends-received deduction by corporations.

(d)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.0% qualifying for dividends-received deduction by corporations.

(e)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals.

(f)	Taxable as long-term gain.

(g)	Amount includes return of capital of $0.0072 per share.

Additional Information

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.8 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:
•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans.

A N N U A L  R E P O R T  S T O C K  F U N D S
One Year Ended June 30, 2008

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PNC Global Investment Services
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PFPC Inc.
P.O. Box 9763
Providence, RI 02940

AUDITORS KPMG LLP 90 South Seventh Street, Suite 4200 Minneapolis, MN 55402 LEGAL COUNSEL Dorsey & Whitney LLP 50 South Sixth Street, Suite 1500 Minneapolis, MN 55402

           www.sitfunds.com

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2008	23,900	0	4,095	0
Fiscal year ended June 30, 2007	21,900	0	3,975	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0.00 and $32,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date:   August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date:   August 29, 2008

By (Signature and Title)*	/s/ Roger J. Sit
Roger J. Sit
President

Date:   August 29, 2008

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2008	19,500	0	4,095	0
Fiscal year ended June 30, 2007	18,900	0	3,975	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0.00 and $32,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date:   August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date:   August 29, 2008

By (Signature and Title)*	/s/ Roger J. Sit
Roger J. Sit
President

Date:   August 29, 2008

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008				2007
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	21,600	0	4,095	0	21,000	0	3,975	0
Sit Balanced Fund (series B)	14,800	0	4,095	0	14,400	0	3,975	0
Sit Developing Markets Growth Fund (series C)	14,100	0	4,095	0	13,700	0	3,975	0
Sit Small Cap Growth Fund (series D)	17,400	0	4,095	0	16,900	0	3,975	0
Sit Science and Technology Growth Fund (series E)	2,500	0	3,250	0	14,300	0	3,975	0
Sit Dividend Growth Fund (series G)	14,200	0	4,095	0	13,800	0	3,975	0

Total Mutual Funds, Inc.	84,600	0	23,725	0	94,100	0	23,850	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0.00 and $32,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date:   August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date:   August 29, 2008

By (Signature and Title)*	/s/ Roger J. Sit
Roger J. Sit
President

Date:   August 29, 2008